                      PROSPECTUS AND FINANCIAL PRIVACY NOTICE   JANUARY 16, 2001

   PRUDENTIAL
   TAX-MANAGED EQUITY FUND

     FUND TYPE Stock

     OBJECTIVE Long-term after-tax growth of capital
Build on the Rock

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------

1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
3       Evaluating Performance
4       Fees and Expenses

6       HOW THE FUND INVESTS
6       Investment Objective and Policies
7       Other Investments and Strategies
10      Investment Risks

13      HOW THE FUND IS MANAGED
13      Board of Trustees
13      Manager
13      Investment Adviser
13      Portfolio Managers
14      Distributor

15      FUND DISTRIBUTIONS AND TAX ISSUES
15      Distributions
16      Tax Issues
17      If You Sell or Exchange Your Shares

19      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
19      How to Buy Shares
27      How to Sell Your Shares
31      How to Exchange Your Shares
32      Telephone Redemptions or Exchanges

34      FINANCIAL HIGHLIGHTS
34      Class A and Class B Shares
35      Class C and Class Z Shares

36      THE PRUDENTIAL MUTUAL FUND FAMILY

i       Your Financial Security, Your Satisfaction & Your Privacy

        FOR MORE INFORMATION (Back Cover)

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PRUDENTIAL TAX-MANAGED EQUITY FUND  [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the PRUDENTIAL TAX-MANAGED EQUITY FUND, which we refer to as "the Fund." The Fund is a series of Prudential Tax-Managed Funds ("the Company"). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM AFTER-TAX GROWTH OF CAPITAL. We seek investments that will appreciate over time. We also try to reduce the taxes shareholders pay on the Fund's investment income and capital gains. We normally invest at least 65% of the Fund's total assets in common stock and convertible securities of large and medium-sized U.S. companies. We try to limit taxes by attempting to avoid short-term capital gains and by selling securities that have fallen in value in order to generate losses that can be used to offset realized capital gains on other securities. We also try to limit taxes on investment income by investing in lower-yielding equity securities. We may use hedging techniques to help limit taxable income and capital gains. We also may use derivatives to improve the Fund's returns.
    The Fund tries to outperform the returns of Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) on an after-tax basis over the long term. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in common stock and convertible securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are

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A DIVERSIFIED CORE HOLDING
A team of Prudential Investments' quantitative portfolio managers manages the Fund using their judgment and a quantitative stock selection model to evaluate growth potential, valuation, liquidity and investment risk. They try to select common stock and convertible securities that will provide strong capital appreciation, while trying to limit both the effects of taxation and the differences in portfolio characteristics from those of the overall stock market. The portfolio will normally consist of at least 200 securities selected from a universe that presently consists of about 1,000 well-followed large and mid-capitalization stocks.
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                                                                               1

RISK/RETURN SUMMARY
------------------------------------------------

volatile. Generally, the stock prices of large and medium-sized companies are more stable than the stock prices of small companies. The Fund's holdings can vary significantly from broad market indexes, and performance of the Fund can deviate from the performance of such indexes.
    Some of our investment strategies--such as using derivatives--involve above-average risks. The Fund may use hedging techniques to help limit taxes, preserve assets and enhance return, including using options and financial futures or stock index futures contracts. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.
    Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND IS DESIGNED FOR LONG-TERM TAXABLE INVESTORS.
If you are investing for the short term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. Excessive shareholder redemptions may require the Fund to sell securities and realize gains. While the Fund tries to limit the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund expects to distribute taxable income or capital gains from time to time.
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2  PRUDENTIAL TAX-MANAGED EQUITY FUND            [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for its only full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.

ANNUAL RETURN* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000                                         -6.11%
BEST QUARTER: 4.31% (1st quarter of 2000)
WORST QUARTER: -7.99% (4th quarter of 2000)

* THE ANNUAL RETURN DOES NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURN WOULD BE LOWER THAN THAT SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURN WOULD HAVE BEEN LOWER, TOO.

  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-00)

                                               1 YR            SINCE INCEPTION
  Class A shares                                 -10.81%  5.06% (since 3-3-99)
  Class B shares                                 -11.80%  5.18% (since 3-3-99)
  Class C shares                                  -8.47%  6.67% (since 3-3-99)
  Class Z shares                                  -5.93%  8.34% (since 3-3-99)
  S&P 500 Index(2)                                -9.10%  4.81% (since 3-3-99)
  Lipper Average(3)                               -8.96%  6.40% (since 3-3-99)

1 THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
2 THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. SOURCE: LIPPER INC.
3 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER LARGE-CAP CORE FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. SOURCE: LIPPER INC.

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                                                                               3

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                              5%        None          1%        None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                    None       5%(2)       1%(3)        None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                     None        None        None        None
  Redemption fees                    None        None        None        None
  Exchange fee                       None        None        None        None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Management fees                    .65%        .65%        .65%        .65%
  + Distribution and service
   (12b-1) fees                      .30%(4)     1.00%      1.00%        None
  + Other expenses                   .19%        .19%        .19%        .19%
  = Total annual Fund
   operating expenses               1.14%       1.84%       1.84%        .84%
  - Fee waiver or expense
   reimbursement                     .05%        None        None        None
  = NET ANNUAL FUND OPERATING
   EXPENSES                         1.09%(4)     1.84%      1.84%        .84%

1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
4 FOR THE FISCAL YEAR ENDING 10-31-01, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

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4  PRUDENTIAL TAX-MANAGED EQUITY FUND            [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                1 YR  3 YRS  5 YRS   10 YRS
  Class A shares                $606   $839  $1,092  $1,813
  Class B shares                $687   $879  $1,095  $1,889
  Class C shares                $385   $673  $1,086  $2,237
  Class Z shares                $ 86   $268   $ 466  $1,037

You would pay the following expenses on the same investment if you did not sell your shares:

                                1 YR  3 YRS  5 YRS   10 YRS
  Class A shares                $606   $839  $1,092  $1,813
  Class B shares                $187   $579   $ 995  $1,889
  Class C shares                $285   $673  $1,086  $2,237
  Class Z shares                $ 86   $268   $ 466  $1,037

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                                                                               5

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM AFTER-TAX GROWTH OF CAPITAL. This means we seek investments that will appreciate over time. We also try to limit current and future taxes shareholders pay on the Fund's investment income and capital gains. Our goal is to outperform the returns of the S&P 500 Index on an after-tax basis over the long term. While we make every effort to achieve our objective, we can't guarantee success.
    In pursuing our objective, we normally invest at least 65% of the Fund's total assets in COMMON STOCK and CONVERTIBLE SECURITIES of large and medium-sized U.S. companies. We consider large and medium-sized companies to be those with market capitalizations above $1.2 billion. Market capitalization is measured at the time of initial purchase so that companies whose capitalization no longer meets this definition after purchase continue to be considered large and medium-sized for purposes of achieving our investment objective. We may change the kind of companies we consider large and medium-sized to reflect industry norms.
    We use a quantitative stock selection model to help us decide which common stocks to buy. The model evaluates growth potential, valuation, liquidity and investment risk.
    Convertible securities are securities--like bonds, corporate notes and preferred stock--that we can convert into the company's common stock or some other equity security. The Fund also invests in other equity-related securities, including American Depositary Receipts (ADRs); nonconvertible preferred stock; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures and similar securities.
    Our strategy is long-term capital appreciation while limiting the taxes you incur from investment income and realized capital gains. Distributions of net investment income and net realized short-term gains (on stocks held one year or less) are taxed as ordinary income, at rates as high as 39.6%. Distributions of realized long-term gains (on stocks held more than one year) are taxed at rates up to 20%. Price appreciation (an unrealized gain)

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OUR TAX-MANAGED APPROACH
Taxes are a major influence on the net returns that you receive on your taxable investments. We try to achieve long-term after-tax returns for you by managing our investments so as to limit and defer the taxes you incur as a result of your investment in the Fund.
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6  PRUDENTIAL TAX-MANAGED EQUITY FUND            [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

is not subject to current federal tax. We try to limit taxes by attempting to avoid short-term capital gains. We also try to limit taxes on investment income by investing in lower-yielding equity securities. However, a portion of the Fund's securities may offer high potential capital appreciation and a yield component.
    When deciding whether to sell securities, we will consider the negative tax impact of realizing capital gains and the positive tax impact of realizing capital losses. We sometimes may defer the sale of a security until the realized capital gain would qualify as a long-term capital gain. We also may sell a security to realize a capital loss that can be used to offset realized capital gains. When selling a portion of a holding, we may sell those securities with a higher cost basis first. The portfolio managers may employ tax-advantaged hedging techniques such as using options to protect the value of a holding without selling the security.

    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES
We may invest in FOREIGN SECURITIES, including money market instruments and other fixed-income securities, common stock and other equity-related securities. We do not consider ADRs and other similar receipts or shares to be foreign securities.

MONEY MARKET INSTRUMENTS
We may temporarily hold cash or high quality foreign or domestic money market instruments until we invest the proceeds of new Fund sales or to meet ordinary daily cash needs.
--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

DERIVATIVE STRATEGIES
TAX-ADVANTAGED HEDGING
To protect against price declines in our holdings that have developed large accumulated capital gains, we may use hedging techniques to help reduce taxes, including the purchase of put options on securities held, and financial and stock index futures contracts. Using these techniques rather than selling these securities may reduce exposure to price declines in certain securities without realizing substantial capital gains under current tax law. Our ability to use these strategies as a tax management technique for holdings of appreciated securities is limited--certain hedging transactions must be closed out within 30 days after the end of the taxable year. Our ability to use different tax-management strategies may be limited in the future by market volatility, excessive shareholder redemptions or changes in tax law.
    We expect that by using various tax management strategies, we can reduce the extent to which you incur taxes on Fund distributions of income and net realized gains. Even so, we expect to distribute taxable income or capital gains from time to time.

OTHER DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns.
We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the
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8  PRUDENTIAL TAX-MANAGED EQUITY FUND            [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

OPTIONS. The Fund may purchase and sell put and call options on equity securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS
FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.

    For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction);
and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
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                                                                               9

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.
  INVESTMENT TYPE

% OF FUND'S TOTAL ASSETS                        RISKS                                 POTENTIAL REWARDS
------------------------------------------------------------------------------------------------------------------------
  TAX-RELATED INVESTING                         -- Sharply rising market may limit    -- Lower current taxes and future
                                                    the ability to generate tax           tax liability
  AT LEAST 65%                                      losses                            -- Higher after-tax returns
                                                -- Sharply falling market may
                                                    create unavoidable increases
                                                    in dividend yield
                                                -- Tax law changes may limit the
                                                    effectiveness of some
                                                    strategies
                                                -- Excessive shareholder
                                                    redemptions may require
                                                    realizing unintended capital
                                                    gains
                                                -- Lower pre-tax returns
------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND CONVERTIBLE SECURITIES      -- Individual stocks could lose       -- Historically, stocks have
  OF U.S. COMPANIES                                 value                                 outperformed other investments
                                                -- The equity markets could go            over the long term
  AT LEAST 65%                                      down, resulting in a decline      -- Generally, economic growth
                                                    in value of the Fund's                means higher corporate
                                                    investments                           profits, which leads to an
                                                -- Changes in economic or                 increase in stock prices,
                                                    political conditions, both            known as capital appreciation
                                                    domestic and international,
                                                    may result in a decline in
                                                    value of the Fund's
                                                    investments
------------------------------------------------------------------------------------------------------------------------

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10  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)

% OF FUND'S TOTAL ASSETS                        RISKS                                 POTENTIAL REWARDS
------------------------------------------------------------------------------------------------------------------------
  FOREIGN SECURITIES                            -- Foreign markets, economies and     -- Investors can participate in
                                                    political systems may not be          the growth of foreign markets
  UP TO 35%; USUALLY LESS THAN 10%                  as stable as in the U.S.              and companies operating in
                                                -- Currency risk--changing values         those markets
                                                    of foreign currencies can         -- May profit from changing value
                                                    cause losses                          of foreign currencies
                                                -- May be less liquid than U.S.       -- Opportunities for
                                                    stocks and bonds                      diversification
                                                -- Differences in foreign laws,
                                                    accounting standards, public
                                                    information, custody and
                                                    settlement practices provide
                                                    less reliable information on
                                                    foreign investments and
                                                    involve more risk
------------------------------------------------------------------------------------------------------------------------
  DERIVATIVES                                   -- Derivatives such as futures,       -- Hedges that correlate well with
                                                    options and foreign currency          the underlying positions can
  PERCENTAGE VARIES; USUALLY LESS THAN 10%          forward contracts that are            reduce or eliminate investment
                                                    used for hedging purposes to          income or capital gains at low
                                                    avoid taxes may not fully             cost
                                                    offset the underlying             -- The Fund could make money and
                                                    positions and this could              protect against losses if the
                                                    result in losses to the Fund          investment analysis proves
                                                    that would not have otherwise         correct
                                                    occurred                          -- Derivatives that involve
                                                -- Derivatives used for risk              leverage could generate
                                                    management may not have the           substantial gains at low cost
                                                    intended effects and may          -- One way to manage the Fund's
                                                    result in losses or missed            risk/return balance is by
                                                    opportunities                         locking in the value of an
                                                -- The other party to a                   investment ahead of time
                                                    derivatives contract could
                                                    default
                                                -- Derivatives that involve
                                                    leverage could magnify losses
                                                -- Certain types of derivatives
                                                    involve costs to the Fund that
                                                    can reduce returns
------------------------------------------------------------------------------------------------------------------------

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                                                                              11

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)

% OF FUND'S TOTAL ASSETS                        RISKS                                 POTENTIAL REWARDS
------------------------------------------------------------------------------------------------------------------------
  ILLIQUID SECURITIES                           -- May be difficult to value          -- May offer a more attractive
                                                    precisely                             yield or potential for growth
  UP TO 15% OF NET ASSETS                       -- May be difficult to sell at the        than more widely traded
                                                    time or price desired                 securities
------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS                      -- Limits potential for capital       -- May preserve the Fund's assets
                                                    appreciation
  UP TO 100% ON A TEMPORARY BASIS               -- Credit risk--the risk that the
                                                    default of an issuer would
                                                    leave the Fund with unpaid
                                                    interest or principal
                                                -- Market risk--the risk that
                                                    instruments may lose value in
                                                    the market because interest
                                                    rates change or there is a
                                                    lack of confidence in a group
                                                    of borrowers or an industry
------------------------------------------------------------------------------------------------------------------------

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12  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF TRUSTEES
The Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended October 31, 2000, the Fund paid PIFM management fees of .65% of the Fund's average net assets.
    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as the manager to all 39 of the Prudential mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $76 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services at the annual rate of .325% of the Fund's average net assets up to $500 million and .285% of the Fund's average net assets over $500 million.

PORTFOLIO MANAGERS
The Fund is co-managed by JAMES SCOTT, Ph.D., MARK STUMPP, Ph.D., and TED LOCKWOOD. They have been portfolio managers since the Fund's inception.
    James Scott, Ph.D., is a Senior Managing Director of Prudential Investments Quantitative Management, a unit of Prudential Investments. He
--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
------------------------------------------------

has managed balanced and equity portfolios for Prudential's pension plans and institutional clients since 1987. Mr. Scott has 25 years of investment experience. He received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.
    Mark Stumpp, Ph.D., is a Senior Managing Director of Prudential Investments. He chairs the Quantitative Management group's Investment Policy Committee and is responsible for its model portfolio. Mr. Stumpp developed the group's tactical asset allocation algorithm. He also developed and oversees the methodology underlying the group's actively managed equity portfolios. He has managed mutual fund portfolios since 1995 and has managed investment portfolios for over 12 years. Mr. Stumpp has 20 years of investment experience. He received a B.A. from Boston University and an M.A. and a Ph.D. from Brown University.
    Ted Lockwood is Managing Director of Equity Management of Prudential Investments, which includes quantitative equity, derivative and index funds. He joined Prudential in 1988 and has over 14 years of investment experience.
Mr. Lockwood is also responsible for investment research, new product development and managing balanced portfolios on behalf of institutional clients. He received a B.S. from the State University of New York at Stony Brook and an M.B.A. and an M.S. from Columbia University.
    Messrs. Scott, Stumpp and Lockwood lead a team of 17 investment professionals, eight of whom hold Ph.D.s, with over 200 years of combined experience. The team is currently responsible for the management of over $40 billion in assets.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the
Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.
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14  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, although the Fund tries to limit the amount of its taxable distributions, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes. THE FUND IS DESIGNED FOR LONG-TERM TAXABLE INVESTORS.
    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.
    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund may realize taxable gains even though it tries to limit them. The Fund also tries to limit taxable dividend distributions, but believes it will distribute some taxable income.
    The Fund distributes DIVIDENDS of any net investment income to shareholders--typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.
    The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.
    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a FORM 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.
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16  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

                                -->        +$  CAPITAL GAIN
                                               (taxes owed)

RECEIPTS FROM SALE  $                           OR

                                -->        -$  CAPITAL LOSS
                                               (offset against gain)

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into
Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After
Approximately Seven Years" in the next section.
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18  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund
Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of the varying distribution fees

     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     --    Whether you qualify for any reduction or waiver of sales charges

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                               CLASS A          CLASS B           CLASS C      CLASS Z
  Minimum purchase         $1,000           $1,000            $2,500           None
   amount(1)
  Minimum amount for       $100             $100              $100             None
   subsequent
   purchases(1)
  Maximum initial sales    5% of the        None              1% of the        None
   charge                  public offering                    public offering
                           price                              price
  Contingent Deferred      None             If sold during:   1% on sales      None
   Sales Charge (CDSC)(2)                   Year 1    5%      made within
                                            Year 2    4%      18 months of
                                            Year 3    3%      purchase(2)
                                            Year 4    2%
                                            Year 5/6  1%
                                            Year 7    0%
  Annual distribution and  .30 of 1%        1%                1%               None
   service (12b-1) fees    (.25 of 1%
   shown as a percentage   currently)
   of average net
   assets(3)

1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGE (CDSC)."
3 THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING 10-31-01, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

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20  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                            SALES CHARGE AS % OF   SALES CHARGE AS % OF           DEALER
   AMOUNT OF PURCHASE             OFFERING PRICE        AMOUNT INVESTED      REALLOWANCE
  Less than $25,000                        5.00%                  5.26%            4.75%
  $25,000 to $49,999                       4.50%                  4.71%            4.25%
  $50,000 to $99,999                       4.00%                  4.17%            3.75%
  $100,000 to $249,999                     3.25%                  3.36%            3.00%
  $250,000 to $499,999                     2.50%                  2.56%            2.40%
  $500,000 to $999,999                     2.00%                  2.04%            1.90%
  $1 million and above*                     None                   None             None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:
     --    Invest with an eligible group of related investors
     -- Buy Class A shares of two or more Prudential mutual funds at the same time
     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)
     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or
     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.
-------------------------------------------------------------------
22  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
     --    purchase your shares through an account at Prudential Securities,
     -- purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or
     --    purchase your shares through another broker.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:
     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,
     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Company), and
     --    Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."
-------------------------------------------------------------------
24  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. Because the Fund can invest in foreign securities, its NAV can change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after
-------------------------------------------------------------------
26  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delays if you
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                                                                              27

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
     -- Amounts representing shares you purchased with reinvested dividends and distributions
     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares
     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
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28  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability
     -- To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
     --    On certain sales effected through a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

WAIVER OF THE CDSC--CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate numbers of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are
-------------------------------------------------------------------
30  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Fund before 4:15 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV.
    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging
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32  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
    The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Fund's financial performance since its inception. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and report of independent accountants which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A AND CLASS B SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS A AND CLASS B SHARES (FISCAL PERIODS ENDED 10-31)

                                                                   CLASS A                        CLASS B
PER SHARE OPERATING PERFORMANCE(2)                           2000          1999(1)          2000          1999(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                          $11.27          $10.00         $11.22          $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                      --(5)          .01           (.09)           (.05)
 Net realized and unrealized gain on investment
  transactions                                                   1.14            1.26           1.14            1.27
 TOTAL FROM INVESTMENT OPERATIONS                                1.14            1.27           1.05            1.22
 NET ASSET VALUE, END OF PERIOD                                $12.41          $11.27         $12.27          $11.22
 TOTAL RETURN(3)                                               10.12%          12.70%          9.36%          12.20%
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                                     2000        1999(1)         2000          1999(1)
 NET ASSETS, END OF PERIOD (000)                              $92,685       $78,169       $214,700       $175,129
 Average net assets (000)                                     $91,064       $66,701       $205,175       $144,221
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and
  service (12b-1) fees(6)                                       1.09%         1.23%(4)         1.84%         1.98%(4)
 Expenses, excluding distribution and
  service (12b-1) fees                                           .84%          .98%(4)          .84%          .98%(4)
 Net investment income (loss)                                    .03%          .09%(4)        (.72)%        (.67)%(4)
 Portfolio turnover                                               94%           67%            94%            67%
-----------------------------------------------------------------------------------------------------------------

1 INFORMATION SHOWN IS FOR THE PERIOD 3-3-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 10-31-99.
2    BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
3 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
4    ANNUALIZED.
5    LESS THAN $.005 PER SHARE.
6 THE DISTRIBUTOR OF THE FUND AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12B-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

-------------------------------------------------------------------
34  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C AND CLASS Z SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS C AND CLASS Z SHARES (FISCAL PERIODS ENDED 10-31)

                                                                         CLASS C                       CLASS Z
PER SHARE OPERATING PERFORMANCE(2)                                2000          1999(1)          2000          1999(1)
NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.22          $10.00         $11.30         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                          (.09)           (.05)           .03            .02
 Net realized and unrealized gain on investment transactions           1.14            1.27           1.15           1.28
 TOTAL FROM INVESTMENT OPERATIONS                                      1.05            1.22           1.18           1.30
 NET ASSET VALUE, END OF PERIOD                                      $12.27          $11.22         $12.48         $11.30
 TOTAL RETURN(3)                                                      9.36%          12.20%         10.44%         13.00%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                                     2000          1999(1)          2000          1999(1)
 NET ASSETS, END OF PERIOD (000)                              $131,554        $110,895        $18,167        $13,653
 Average net assets (000)                                     $126,881         $91,235        $17,464        $12,627
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and
  service (12b-1) fees                                           1.84%           1.98%(4)          .84%          .98%(4)
 Expenses, excluding distribution and
  service (12b-1) fees                                            .84%            .98%(4)          .84%          .98%(4)
 Net investment income (loss)                                   (.72)%          (.67)%(4)          .28%          .35%(4)
 Portfolio turnover                                                94%             67%            94%            67%
--------------------------------------------------------------------------------------------------------------------

1 INFORMATION SHOWN IS FOR THE PERIOD 3-3-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 10-31-99.
2    BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
3 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
4    ANNUALIZED.

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                                                                              35

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL STOCK INDEX FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL COMPANY FUND, INC.
PRUDENTIAL TAX-MANAGED FUNDS
  PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
PRUDENTIAL VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND
  PRUDENTIAL JENNISON GROWTH FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  PRUDENTIAL GLOBAL GROWTH FUND
  PRUDENTIAL INTERNATIONAL VALUE FUND
  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

GLOBAL BOND FUND
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

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36  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.
  INCOME PORTFOLIO
PRUDENTIAL TOTAL RETURN BOND FUND, INC.
TARGET FUNDS
  TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUND
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

                                     Notes
-------------------------------------------------------------------
38  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

                                     Notes
--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

                                     Notes
-------------------------------------------------------------------
40  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

                                     Notes
--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

                                     Notes
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42  PRUDENTIAL TAX-MANAGED EQUITY FUND           [TELEPHONE ICON] (800) 225-1852

YOUR FINANCIAL SECURITY, YOUR SATISFACTION & YOUR PRIVACY

 ACCESSING INFORMATION
    Access to customer information is authorized for Prudential business purposes only. Employees who have access to customer information are required to protect it and keep it confidential.

 COLLECTING INFORMATION TO CONDUCT BUSINESS
    Prudential collects information about you to help us serve your financial needs, provide customer service, offer new products or services, and fulfill legal and regulatory requirements. The type of information that Prudential collects varies according to the products or services you request, and may include:
    - information included on your application and related forms (such as name, address, Social Security number, assets and income);
    - information about your relationships with us (such as products or services purchased, account balances and payment history);
    - information from your employer, benefit plan sponsor, or association for any Prudential group product you may have (such as name, address, Social Security number, age and marital status);
    - information from consumer reporting agencies (such as credit relationships and history);
    - information from other non-Prudential sources (such as motor vehicle reports, medical information, and demographic information); and
    - information from visitors to Prudential websites (such as that provided through online forms, site visitorship data and online information collecting devices known as "cookies").

 SECURITY STANDARDS
    We continue to assess new technology to provide additional protection of your personal information. We safeguard customer information in accordance with federal standards and established security procedures. Measures we take include implementation of physical, electronic and procedural safeguards.

 SHARING INFORMATION WITHIN PRUDENTIAL
    We may disclose the previously described information about our customers and former customers to other Prudential businesses, such as our securities broker-dealers, our insurance companies and agencies, our banks and our real estate brokerage franchise company. We may share information to:
    - provide customer service or account maintenance; or
    - tell you about other products or services offered by Prudential.

 SHARING INFORMATION IN OTHER CIRCUMSTANCES
    In compliance with federal and state laws, we may disclose some or all of the information we collect about our customers and former customers, as described above, to non-Prudential businesses, such as:
    - companies that perform services for us or on our behalf (such as responding to customer requests, providing you with information about our products, or maintaining or developing software); or
    - financial services companies (such as banks, insurance companies, securities brokers or dealers) and non-financial companies (such as real estate brokers or financial publications) with whom we have marketing agreements.
    We will not share medical information or motor vehicle reports for marketing purposes.
    Many employers or other plan sponsors restrict the information that can be shared about their employees or members. In our business with institutions, we always honor these restrictions. If you have a relationship with Prudential as a result of products or services provided through an employer or other plan sponsor, we will abide by the specific privacy rules imposed by that organization.
    We may also disclose information to non-affiliated parties as allowed by law, such as in responding to a subpoena, preventing fraud, or complying with an inquiry by a government agency or regulator.

 IT'S YOUR CHOICE
    Our customers periodically receive information about products and services available from the Prudential family of companies, as well as from select business partners, including financial services and non-financial services companies with whom we have marketing agreements. Many of our customers appreciate receiving this information. However, if you do not want us to share your information for these purposes or communicate offers to you -- either by phone or mail -- please complete the attached form and return it to us.
    If there are multiple owners of an account, any one of them may request on behalf of any or all of the others that their information not be disclosed and their names be removed from our phone or mailing lists.
    While you may receive more than one copy of this notice, if you choose to limit the sharing of your information, you only need to inform us of your choice once. Unless you modify this decision, we will continue to honor it.

                             NOT PART OF PROSPECTUS

    THIS NOTICE IS BEING PROVIDED ON BEHALF OF THE FOLLOWING PRUDENTIAL
AFFILIATES:

Prudential Insurance Company of America, The
Prudential Property and Casualty Insurance Company
Prudential Securities Incorporated
Prudential Investment Corporation, The
Prudential Bank and Trust Company, The
Prudential 20/20 Focus Fund
Prudential California Municipal Fund
Prudential Commercial Insurance Company
Prudential Commercial Insurance Company of New Jersey, The
Prudential Direct Insurance Agency of Texas, Inc.
Prudential Direct Insurance Agency of Alabama, Inc.
Prudential Direct Insurance Agency of Massachusetts, Inc.
Prudential Direct Insurance Agency of New Mexico, Inc.
Prudential Direct Insurance Agency of Ohio, Inc.
Prudential Direct Insurance Agency of Wyoming, Inc.
Prudential Direct, Inc.
Prudential Diversified Funds
Prudential Equity Fund, Inc.
Prudential Equity Investors, Inc.
Prudential Europe Growth Fund, Inc.
Prudential General Agency of Ohio, Inc.
Prudential General Insurance Agency of Florida, Inc.
Prudential General Insurance Agency of Kentucky, Inc.
Prudential General Insurance Agency of Massachusetts, Inc.
Prudential General Insurance Agency of Mississippi, Inc.
Prudential General Insurance Agency of Nevada, Inc.
Prudential General Insurance Agency of New Mexico, Inc.
Prudential General Insurance Agency of Texas, Inc.
Prudential General Insurance Agency of Wyoming, Inc.
Prudential General Insurance Company
Prudential General Insurance Company of New Jersey, The
Prudential Global Total Return Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
Prudential Institutional Liquidity Portfolio, Inc.
Prudential Insurance Brokerage, Inc.
Prudential International Bond Fund, Inc.
Prudential Investment Management Services LLC
Prudential Investment Portfolios, Inc., The
Prudential Investments Fund Management LLC
Prudential MoneyMart Assets, Inc.
Prudential Municipal Bond Fund
Prudential Municipal Series Fund
Prudential National Municipal Funds, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential Property and Casualty Insurance Company of New Jersey, The Prudential Property and Casualty New Jersey Insurance Brokerage, Inc., The Prudential Real Estate Securities Fund
Prudential Savings Bank, F.S.B., The
Prudential Sector Funds, Inc.
Prudential Select Life Insurance Company of America
Prudential Series Fund, Inc., The
Prudential Short-Term Corporate Bond Fund, Inc.
Prudential Small Company Fund, Inc.
Prudential Special Money Market Fund, Inc.
Prudential Tax-Free Money Fund, Inc.
Prudential Tax-Managed Funds
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential Total Return Bond Fund, Inc.
Prudential Trust Company
Prudential U.S. Emerging Growth Fund, Inc.
Prudential Value Fund
Prudential World Fund, Inc.
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey
Pruco Securities Corporation
Asia Pacific Fund, Inc., The
Bache Insurance Agency Incorporated
Bache Insurance Agency of Alabama, Inc.
Bache Insurance Agency of Oklahoma, Inc.
Bache Insurance Agency of Texas, Inc.
Cash Accumulation Trust
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund
Duff & Phelps Utilities Tax-Free Income Fund, Inc.
First Financial Fund, Inc.
Global Utility Fund, Inc.
High Yield Income Fund, Inc., The
High Yield Plus Fund, Inc., The
Hochman & Baker Investment Advisory Services
Hochman & Baker Securities
Hochman & Baker, Inc.
Jennison Associates LLC
Merastar Insurance Company
Nicholas-Applegate Fund, Inc.
Quick Sure Auto Agency
Strategic Partners Series
Target Funds
Target Portfolio Trust, The
Titan Auto Agency, Inc.
Titan Auto Insurance
Titan Auto Insurance of Arizona, Inc.
Titan Auto Insurance of New Mexico
Titan Auto Insurance of Pennsylvania
Titan Auto Insurance, Inc.
Titan Indemnity Company
Titan Insurance Company
Titan Insurance Services, Inc.
Titan National Auto Call Center, Inc.
Victoria Automobile Insurance Company
Victoria Fire & Casualty Company
Victoria Insurance Agency, Inc.
Victoria National Insurance Company
Victoria Select Insurance Company
Victoria Specialty Insurance Company
W. I. of Florida, Inc.
WHI of New York, Inc.
Whitehall Insurance Agency of Texas, Inc.

Whitehall of Indiana, Inc.

In this notice, the phrase "third party" refers to any organization that is not a Prudential affiliate.
The words "you" and "customer," as used in this notice, mean any individual who obtains or has obtained a financial product or service from a Prudential affiliate that is to be used primarily for personal, family, or household purposes.
We will process your request as quickly as possible. In some cases, 6 to 8 weeks may be required for your request(s) to become effective. Prudential will continue to provide you with important information about your existing accounts, including inserts enclosed with your account statements and other notices regarding the Prudential products that you own. You may also receive communications from your Prudential Professional or from independently owned and operated franchisees of The Prudential Real Estate Affiliates, Inc.
If any of your information changes, please let us know so that we can update your records and continue to serve you as you have requested.

                             NOT PART OF PROSPECTUS

WE WANT TO KNOW YOUR PREFERENCE
If you do not want us to share the previously described information with Prudential businesses or non-Prudential businesses, to inform you of other products or services we believe may be of interest to you, complete item #1. In addition, if you do not want to receive communications regarding other products or services by mail or phone, complete item #2.

1. / / Do not share my information to inform me of other products or services.

2. Please remove my name from Prudential's corporate marketing lists for receiving information:

   / / by U.S. mail      / / by telephone
TO ENABLE US TO PROCESS YOUR REQUEST, PLEASE PROVIDE YOUR ACCOUNT / POLICY NUMBER EXACTLY AS IT APPEARS ON YOUR STATEMENT:

-
----------------------------------------
 Account/Policy Number (required for processing)

PLEASE PRINT YOUR NAME AND ADDRESS EXACTLY AS IT APPEARS ON YOUR STATEMENT:

-
----------------------------------------
 Last Name

-
-----------------------------------------------
 First Name

-
-----------------------------------------------
 Address (Line 1)

-
-----------------------------------------------
 Address (Line 2)

-
-----------------------------------------------
 City

-
-----------------------------------------------
 State                                ZIP Code

-
-----------------------------------------------
 (Area Code) Phone Number

MAIL TO:

PRUDENTIAL -- CUSTOMER PRIVACY
P.O. BOX 4600
TRENTON, NEW JERSEY 08650

NAMES OF JOINT OWNERS

-
----------------------------------------
 Last Name

-
-----------------------------------------------
 First Name

-
-----------------------------------------------
 Address (Line 1)

-
-----------------------------------------------
 Address (Line 2)

-
-----------------------------------------------
 City

-
-----------------------------------------------
 State                                ZIP Code

-
-----------------------------------------------
 Last Name

-
-----------------------------------------------
 First Name

-
-----------------------------------------------
 Address (Line 1)

-
-----------------------------------------------
 Address (Line 2)

-
-----------------------------------------------
 City

-
-----------------------------------------------
 State ZIP Code

IF THERE ARE JOINT OWNERS TO WHICH THIS REQUEST WILL APPLY PLEASE PROVIDE THEIR INFORMATION ON THE BACK OF THIS FORM.

0001

                             NOT PART OF PROSPECTUS

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact
PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact
PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769
Visit Prudential's website at
http://www.prudential.com
Additional information about the Fund can be obtained without charge and can be found in the following documents
STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)
SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)
IN PERSON
Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090.)
VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

CUSIP Numbers              NASDAQ Symbols

Class A Shares--74437B103      PTMAX

Class B Shares--74437B202      PTMBX

Class C Shares--74437B301      PTMCX

Class Z Shares--74437B400      PTEZX

Investment Company Act File No.  811-09101

 MF187A
[RECYCLED LOGO]
 Printed on Recycled Paper

                       PRUDENTIAL TAX-MANAGED EQUITY FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 16, 2001

    Prudential Tax-Managed Equity Fund (the Fund) is a diversified series of Prudential Tax-Managed Funds, an open-end, management investment company (the Company). The investment objective of the Fund is long-term after-tax growth of capital. It seeks to achieve this objective by investing primarily in common stock and convertible securities of large and medium-sized U.S. companies. The Fund seeks to maximize long-term capital appreciation and to limit taxable distributions to its shareholders. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

    The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated January 16, 2001, which may be obtained from the Company upon request.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Company History.............................................  B-2
Description of the Fund, Its Investments and Risks..........  B-2
Investment Restrictions.....................................  B-17
Management of the Company...................................  B-19
Control Persons and Principal Holders of Securities.........  B-22
Investment Advisory and Other Services......................  B-23
Brokerage Allocation and Other Practices....................  B-26
Capital Shares, Other Securities and Organization...........  B-28
Purchase, Redemption and Pricing of Fund Shares.............  B-29
Shareholder Investment Account..............................  B-37
Net Asset Value.............................................  B-41
Taxes, Dividends and Distributions..........................  B-42
Performance Information.....................................  B-45
Financial Statements........................................  B-47
Report of Independent Accountants...........................  B-75
Appendix I--General Investment Information..................  I-1
Appendix II--Historical Performance Data....................  II-1

--------------------------------------------------------------------------------

MF187B

                                COMPANY HISTORY

    The Company was organized as a Delaware business trust on September 18, 1998. On December 21, 1999, the Board of Trustees authorized the creation of a second series, Prudential Tax-Managed Growth Fund, and, in conjunction therewith, approved a change in the Company's name from Prudential Tax-Managed Equity Fund to Prudential Tax-Managed Funds, effective December 30, 1999.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

    CLASSIFICATION. The Company is an open-end, management investment company currently offering shares of one series. The Fund is a diversified series of the Company.

    INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objective of the Fund is long-term after-tax growth of capital. While the principal investment policies and strategies for seeking to achieve this objective are described in the Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies that are further described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

EQUITY-RELATED SECURITIES

    Under normal market conditions, the Fund invests primarily in common stock and convertible securities of large and medium-sized U.S. companies. The Fund also invests in other equity-related securities, including non-convertible preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities. Purchased options are not considered equity securities for these purposes. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. A convertible security is typically a bond, debenture, corporate note or preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time.

    AMERICAN DEPOSITARY RECEIPTS AND AMERICAN DEPOSITARY SHARES. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available, and
(2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting and financial reporting standards comparable to those of domestic issuers.

    WARRANTS AND RIGHTS. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date, the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if, at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

U.S. GOVERNMENT SECURITIES

    U.S. TREASURY SECURITIES. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business

Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

    Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

    The values of U.S. government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

REAL ESTATE INVESTMENT TRUSTS

    The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue
Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stock. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

FIXED-INCOME INVESTMENTS

    The Fund may invest up to 5% of its total assets in any type or quality of debt obligations.

FOREIGN SECURITIES

    The Fund may invest up to 35% of its total assets in foreign securities.

    If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

    Under the Internal Revenue Code, changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease an investment company's taxable income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

    Foreign securities include securities of any foreign country the investment adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

    The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

    RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES. Investing in securities of foreign issuers and countries involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial standards or other requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exist in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. In addition, a portfolio containing foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations.

    There may be less publicly available information about foreign issuers and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities exchanges are generally higher than in the United States.

    SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Fund will treat the euro as a separate currency from the national currency of any member state.

    The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

    The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    The Fund may also engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments, as a tax-management strategy, for cash management purposes and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options on equity securities and stock indexes, futures contracts and options thereon, foreign currency forward contracts and currency futures. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

    Transactions in derivative instruments may be used as a substitute for the purchase and sale of securities. Derivative transactions may be more advantageous in a given circumstance than transactions involving securities due to more favorable current tax treatment, lower transaction costs or greater liquidity.

    OPTIONS TRANSACTIONS

    The Fund may purchase and write (that is, sell) put and call options on equity securities and financial indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund also may purchase put and call options to offset previously written put and call options of the same series, including combining the purchase of a put option with the sale of a call option (an equity collar).

    A call option gives the purchaser, in exchange for a premium paid, the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver the underlying securities of a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

    A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities for more than their current market price. The Fund may purchase put options on securities it holds that have developed large capital gains, to protect against price declines. This alternative to selling the securities may reduce exposure to price declines without realizing substantial capital gains.

    The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying securities or securities that comprise the index or
(2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying securities; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

    OPTIONS ON SECURITIES INDEXES. The Fund may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike for equity securities options, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

    The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of securities prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

    RISKS OF TRANSACTIONS IN STOCK OPTIONS

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

    RISKS OF OPTIONS ON INDEXES

    The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

    The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on stocks or securities in the index.

    SPECIAL RISKS OF WRITING CALLS ON INDEXES

    Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described below under "Limitations on the Purchase and Sale of Options on Stock Indexes and Futures Contracts and Options on Futures Contracts."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

    If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    FUTURES CONTRACTS AND OPTIONS THEREON

    The Fund may purchase and sell stock index and interest rate futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC). The Fund, and thus its investors, may lose money if the Fund is unsuccessful in its use of these strategies. These futures contracts and related options will be on stock indexes and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

    STOCK INDEX AND INTEREST RATE FUTURES. The Fund may use stock index and interest rate futures traded on a commodities exchange or board of trade for certain hedging and risk management purposes and to attempt to enhance return in accordance with regulations of the CFTC. The Fund primarily intends to use stock index and interest rate futures to facilitate new investments or funding redemptions. The Fund may sell stock index futures contracts (rather than securities) in an effort to protect against price declines in securities holdings that have developed large accumulated capital gains.

    A stock index futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marked-to-market."

    OPTIONS ON STOCK INDEX AND INTEREST RATE FUTURES. The Fund may also purchase and write options on stock index and interest rate futures for certain hedging, return enhancement and risk management purposes. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

    FUTURES CONTRACTS ON FOREIGN CURRENCIES. The Fund may buy and sell futures contracts on foreign currencies such as the euro, and purchase and write options thereon for hedging and risk management purposes. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as initial margin. Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, that is, "marked-to-market."

    LIMITATIONS ON PURCHASES AND SALES OF FUTURES CONTRACTS AND OPTIONS
THEREON. Under the regulations of the Commodity Exchange Act, an investment company registered under the Investment Company Act is exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets.

    Futures contracts and related options are generally subject to the coverage requirements of the CFTC and the segregation requirements of the Securities and Exchange Commission (Commission). If a Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts. The Fund may place and maintain cash, securities and similar investments with a futures commission merchant in amounts necessary to effect the Fund's transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied.

    The Fund's successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indexes or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might experience a loss on the futures contract. In addition, the ability of the Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that at any particular time liquid secondary markets will exist for any particular futures contract or option thereon.

    FUTURES CONTRACTS. As a purchaser of a futures contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on stock indexes and foreign currencies. The Fund may purchase futures contracts on debt securities, including U.S. government securities, aggregates of debt securities, stock indexes and foreign currencies.

    A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contract. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC and must be executed through a futures commission merchant (that is, a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees payment of margin as between the clearing members of the exchange.

    At the time a futures contract is purchased or sold, the Fund must allocate cash or other liquid assets as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from one-half of 1% to 4% of the total value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

    Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

    OPTIONS ON FUTURES CONTRACTS

    The Fund will also enter into options on futures contracts for certain BONA FIDE hedging, return enhancement and risk management purposes. The Fund may purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges. An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on various foreign currencies, including the Australian Dollar, Canadian Dollar, Japanese Yen and Swiss Franc. With respect to stock indexes, options are traded on futures contracts for various U.S. and foreign stock indexes including the Standard & Poor's (S&P) 500 Composite Stock Price Index and the New York Stock Exchange
(NYSE) Composite Index.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

    The Fund may write (that is, sell) put and call options on futures contracts only if they are covered. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash or other liquid assets, equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of a Fund's assets which can be segregated.

    Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

    Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

    The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the securities it owns as a result of market activity or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of market activity or fluctuating currency exchange rates.

    FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON

    Generally, foreign currency futures contracts and options thereon are similar to the futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

    The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the market or the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, market or currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the investment adviser did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

    The Fund may also use European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

    ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    Options, futures contracts and options on futures contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the U.S. of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lesser trading volume.

    Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

    SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

    The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

    Successful use of futures contracts and options thereon by the Fund is subject to the ability of the investment adviser to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include
(1) dependence on the investment adviser's ability to predict correctly movements in the direction of securities prices, interest rates and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction and
(6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

    LIMITATIONS ON THE PURCHASE AND SALE OF OPTIONS ON STOCK INDEXES AND FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    The Fund will engage in transactions in futures contracts and options thereon only for BONA FIDE hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

    The Fund will write put options on stock indexes and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if the initial margin and premiums for options on futures would exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for BONA FIDE hedging purposes within the meaning of the CFTC regulations. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash and other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be segregated with the Fund's Custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged. The Fund does not intend to purchase options on securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

    Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

    The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

    The Fund's purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in foreign currency exchange rates which might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, and to enhance the Fund's return. As an alternative to BONA FIDE hedging as defined by the CFTC, the Fund may comply with a different standard established by CFTC rules with respect to futures contracts and options thereon purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of (1) cash or other liquid assets segregated for this purpose, (2) cash proceeds on existing investments due within thirty days and (3) accrued profits on the particular futures contract or option thereon.

    In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

    Although the Fund does not intend to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

    POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

    FOREIGN CURRENCY FORWARD CONTRACTS

    The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of currency exchange rates. The Fund also may purchase and sell foreign currency forward contracts, futures contracts on foreign currency, and options on futures contracts on foreign currency to protect against the effect of adverse changes in foreign currencies. The Fund may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

    The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. The Fund may not use forward contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts in order to generate income, although the use of such contracts may incidentally generate income. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

    RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

    The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a hedging transaction as described above, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will segregate assets in an amount equal to the value of the Fund's total assets committed to the consummation of foreign currency forward contracts (less the value of the covering positions, if any). If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitments with respect to such contracts.

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

    The Fund may use options on foreign currencies, futures on foreign currencies, options on futures contracts on foreign currencies and foreign currency forward contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

    The Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Fund's investment adviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

    The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, the Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

    Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

    The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, the Fund may liquidate the collateral.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX

    The Fund may make short sales of securities (sales of securities the Fund does not own made in anticipation of a decline in market value) or maintain a short position, provided that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets in an amount equal to such consideration must be segregated, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such sales. The Fund may invest up to 5% of its assets in uncovered short sales.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a secured letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

    A loan may be terminated by the borrower or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees of the Company. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

BORROWING

    The Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their costs (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

ILLIQUID SECURITIES

    The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately-placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund is permitted to invest up to 10% of its total assets in securities of other investment companies and may purchase affiliated investment company shares as permitted by the Commission. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

    EXCHANGE-TRADED FUNDS. The Fund is permitted to invest in exchange-traded funds. These securities are not traded at net asset value, i.e., they can be sold at a premium or with a discount.

SEGREGATED ASSETS

    The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets, equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

    When conditions dictate a temporary defensive strategy or pending investment of proceeds from sales of the Fund's shares, the Fund may invest without limit in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, repurchase agreements and cash (foreign currencies or United States dollars). Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

PORTFOLIO TURNOVER

    As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The Fund's portfolio turnover rate for the fiscal period ended October 31, 1999 was 67% and for the fiscal year ended October 31, 2000 was 94%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

    2. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer.

    3. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

    4. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and foreign currency forward contracts.

    5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    6. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3 of the Fund's total assets.

    7. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

    Although not fundamental, the Fund has the following additional investment restrictions.

    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    2. Invest for the purpose of exercising control or management.

    3. Purchase more than 10% of all outstanding voting securities of any one issuer.

    4. Invest in securities of other investment companies, except: (i) purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (ii) as part of a merger, consolidation or other acquisition, or (iii) purchases of affiliated investment company shares pursuant to and subject to such limits as the Commission may impose by rule or order.

    5. Make uncovered short sales of securities in excess of 5% of its total assets. The Fund may use short sales "against-the-box".

                           MANAGEMENT OF THE COMPANY

                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)         POSITION WITH COMPANY                   DURING PAST 5 YEARS
------------------------         ---------------------                  ---------------------

Saul K. Fenster, Ph.D. (67)     Trustee                  President (since December 1978) of New Jersey
                                                          Institute of Technology; Commissioner (since 1998)
                                                          of the Middle States Association, Commission on
                                                          Higher Education; member (since 1985) of the New
                                                          Jersey Commission on Science and Technology;
                                                          formerly a director or trustee (1987-1999) of New
                                                          Jersey State Chamber of Commerce, Society of
                                                          Manufacturing Engineering Education Foundation,
                                                          the Research and Development Council of New
                                                          Jersey, Prosperity New Jersey, Inc., the Edison
                                                          Partnership, National Action Council for
                                                          Minorities in Engineering and IDT Corporation.

Delayne Dedrick Gold (63)       Trustee                  Marketing and Management Consultant.

*Robert F. Gunia (54)           Vice President and       Executive Vice President and Chief Administrative
                                 Trustee                  Officer (since June 1999) of Prudential
                                                          Investments; Corporate Vice President (since
                                                          September 1997) of The Prudential Insurance
                                                          Company of America (Prudential); Executive Vice
                                                          President and Treasurer (since December 1996) of
                                                          Prudential Investments Fund Management LLC (PIFM);
                                                          President (since April 1999) of Prudential
                                                          Investment Management Services LLC (PIMS);
                                                          formerly Senior Vice President (March 1987-May
                                                          1999) of Prudential Securities Incorporated
                                                          (Prudential Securities); Chief Administrative
                                                          Officer (July 1990-September 1996), Director
                                                          (January 1989-September 1996), Executive Vice
                                                          President, Treasurer and Chief Financial Officer
                                                          (June 1987-September 1996) of Prudential Mutual
                                                          Fund Management, Inc.

Douglas H. McCorkindale (61)    Trustee                  Chairman (since June 2000) and President (since
                                                          September 1997) of Gannett Co. Inc. (publishing
                                                          and media); President and Chief Executive Officer
                                                          (since August 2000) of Central Newspapers, Inc.;
                                                          formerly Vice Chairman (March 1984-May 2000) of
                                                          Gannett Co. Inc.; Director of Gannett Co. Inc.,
                                                          Continental Airlines, Inc. and Global Crossing
                                                          Ltd.

W. Scott McDonald, Jr. (63)     Trustee                  Vice President (since 1997) of Kaludis Consulting
                                                          Group, Inc., a Sallie Mae company serving higher
                                                          education; formerly Principal of Scott McDonald &
                                                          Associates (1995-1997); Chief Operating Officer
                                                          (1991-1995) of Fairleigh Dickinson University and
                                                          Executive Vice President and Chief Operating
                                                          Officer (1975-1991) of Drew University; Interim
                                                          President (1988-1990), Drew University; and a
                                                          founding director of School, College and
                                                          University Underwriters Ltd.

Thomas T. Mooney (59)           Trustee                  President of the Greater Rochester Metro Chamber of
                                                          Commerce; former Rochester City Manager; former
                                                          Deputy Monroe County Executive; Trustee of Center
                                                          for Governmental Research, Inc.; Director of Blue
                                                          Cross of Rochester, Monroe County Water Authority
                                                          and Executive Service Corps of Rochester.

Stephen P. Munn (58)            Trustee                  Chairman (since January 1994), Director and Chief
                                                          Executive Officer (since 1988) and former
                                                          President of Carlisle Companies Incorporated
                                                          (manufacturer of industrial products).

                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)         POSITION WITH COMPANY                   DURING PAST 5 YEARS
------------------------         ---------------------                  ---------------------
*David R. Odenath, Jr. (43)     President and Trustee    President (since June 1999) of Prudential
                                                          Investments; President, Chief Executive Officer
                                                          and Chief Operating Officer (since June 1999) of
                                                          PIFM; Senior Vice President (since June 1999) of
                                                          Prudential; formerly Senior Vice President (August
                                                          1993-May 1999) of PaineWebber Group, Inc.

Richard A. Redeker (57)         Trustee                  Formerly President, Chief Executive Officer and
                                                          Director (October 1993-September 1996) of
                                                          Prudential Mutual Fund Management, Inc., Executive
                                                          Vice President, Director and Member of the
                                                          Operating Committee
                                                          (October 1993-September 1996) of Prudential
                                                          Securities; Director
                                                          (October 1993-September 1996) of Prudential
                                                          Securities Group, Inc.; Executive Vice President
                                                          (January 1994-September 1996) of The Prudential
                                                          Investment Corporation; Director
                                                          (January 1994-September 1996) of Prudential Mutual
                                                          Fund Distributors, Inc. and Prudential Mutual Fund
                                                          Services, Inc.; Senior Executive Vice President
                                                          and Director (September 1978-September 1993) of
                                                          Kemper Financial Services, Inc.

*Judy A. Rice (52)              Trustee                  Executive Vice President (since 1999) of Prudential
                                                          Investments; Executive Vice President (since 1999)
                                                          of PIFM; formerly, various positions to Senior
                                                          Vice President (1992-1999), Prudential Securities
                                                          and various positions to Managing Director
                                                          (1975-1992), Shearson Lehman Advisors; Governor of
                                                          the Money Management Institute; Member of the
                                                          Prudential Securities Operating Council and Board
                                                          Member of the National Association for Variable
                                                          Annuities.

Robin B. Smith (61)             Trustee                  Chairman and Chief Executive Officer (since
                                                          August 1996) of Publishers Clearing House;
                                                          formerly President and Chief Executive Officer
                                                          (January 1988-August 1996) and President and Chief
                                                          Operating Officer (September 1981-December 1988)
                                                          of Publishers Clearing House; Director of
                                                          BellSouth Corporation, Texaco Inc., Springs
                                                          Industries Inc. and Kmart Corporation.

Louis A. Weil, III (59)         Trustee                  Formerly Chairman (January 1999-July 2000),
                                                          President and Chief Executive Officer
                                                          (January 1996-July 2000) and Director (since
                                                          September 1991) of Central Newspapers, Inc.;
                                                          Chairman of the Board (January 1996-July 2000),
                                                          Publisher and Chief Executive Officer
                                                          (August 1991-December 1995) of Phoenix
                                                          Newspapers, Inc.; Publisher
                                                          (May 1989-March 1991) of Time Magazine;
                                                          President, Publisher and Chief Executive Officer
                                                          (February 1986-August 1989) of The Detroit News;
                                                          member of the Advisory Board, Chase Manhattan
                                                          Bank-Westchester.

Clay T. Whitehead (62)          Trustee                  President (since May 1983) of National Exchange
                                                          Inc. (new business development firm).

Grace C. Torres (41)            Treasurer and Principal  First Vice President (since December 1996) of PIFM;
                                 Financial and            First Vice President (since March 1994) of
                                 Accounting Officer       Prudential Securities; formerly First Vice
                                                          President (March 1994-September 1996) of
                                                          Prudential Mutual Fund Management, Inc.

                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)         POSITION WITH COMPANY                   DURING PAST 5 YEARS
------------------------         ---------------------                  ---------------------
Marguerite E. H. Morrison (44)  Secretary                Vice President and Corporate Counsel of Prudential
                                                          and Chief Legal Officer (since August 2000) of the
                                                          Mutual Funds Division of Prudential; Vice
                                                          President and Associate General Counsel (since
                                                          December 1996) of PIFM; formerly Vice President
                                                          and Associate General Counsel (September
                                                          1987-September 1996) of Prudential Securities;
                                                          Vice President and Associate General Counsel
                                                          (June 1991-September 1996) of Prudential Mutual
                                                          Fund Management, Inc.

William V. Healey (47)          Assistant Secretary      Assistant Secretary, Vice President and Corporate
                                                          Counsel of Prudential and Chief Legal Officer of
                                                          Prudential Investments, a business unit of
                                                          Prudential (since August 1998); Director, ICI
                                                          Mutual Insurance Company (since June 1999);
                                                          formerly Associate General Counsel of The Dreyfus
                                                          Corporation (Dreyfus), a subsidiary of Mellon
                                                          Bank, N.A. (Mellon Bank), and an officer and/or
                                                          director of various affiliates of Mellon Bank and
                                                          Dreyfus.

Jonathan D. Shain (42)          Assistant Secretary      Vice President and Corporate Counsel (since August
                                                          1998) of Prudential; formerly Attorney with Fleet
                                                          Bank, N.A. (January 1997-July 1998) and Associate
                                                          Counsel (August 1994-January 1997) of New York
                                                          Life Insurance Company.

------------------------

* "Interested" Trustee, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities, Prudential or PIFM.

** The address of the Trustees and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

    The Company has Trustees who, in addition to overseeing the actions of the Fund's Manager, investment adviser and Distributor, decide upon matters of general policy. The Trustees also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager. The amount of annual compensation paid to each Trustee who is not an affiliated person of PIFM or the investment adviser may change as a result of the introduction of additional funds on the boards of which the Trustee will be asked to serve.

    Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues daily the amount of Trustees' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Company's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Company.

    The following table sets forth the aggregate compensation paid by the Company for the fiscal period ended October 31, 2000 to the Trustees who are not affiliated with the Manager and the aggregate compensation paid to such Trustees for service on the Company's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended
December 31, 2000.

                               COMPENSATION TABLE

                                                               AGGREGATE
                                                              COMPENSATION   TOTAL 2000 COMPENSATION
                                                                  FROM          FROM FUND COMPLEX
NAME OF TRUSTEE                                                 COMPANY         PAID TO TRUSTEES
---------------                                               ------------   -----------------------
Edward D. Beach@............................................     $  168            None
Saul K. Fenster@@...........................................     $  300              $ 36,700(27/82)*
Delayne Dedrick Gold........................................     $1,617              $173,000(38/58)*
Robert F. Gunia+............................................       None            None
Douglas H. McCorkindale**...................................     $1,617              $110,000(21/42)*
W. Scott McDonald, Jr.@@....................................     $  300              $ 36,700(27/82)*
Thomas T. Mooney**..........................................     $1,617              $173,000(32/65)*
Stephen P. Munn.............................................     $1,725              $114,000(24/41)*
David R. Odenath, Jr.+......................................       None            None
Richard A. Redeker..........................................     $1,617              $110,000(24/41)*
Judy A. Rice+...............................................       None            None
Robin B. Smith**............................................     $1,617              $114,000(27/35)*
Louis A. Weil, III..........................................     $1,617              $114,000(24/41)*
Clay T. Whitehead...........................................     $1,883              $173,000(35/59)*

------------------------

@  Former Trustee.

@@Messrs. Fenster and McDonald joined the Board in August 2000.

* Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 2000, includes amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $124,810, $179,810 and $106,992 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

+ Interested Trustees do not receive compensation from the Company or any fund in the Fund Complex.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Trustees of the Company are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

    As of December 15, 2000, the Trustees and officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

    As of December 15, 2000, beneficial owners, directly or indirectly, of more than 5% of any class of shares of the Fund were:

                                                                                   NUMBER OF SHARES
NAME                                        ADDRESS                       CLASS      (% OF CLASS)
----                     ---------------------------------------------  ---------  ----------------
Mark A. Davis..........  6305 Churchill Downs Dr., Austin, TX 78746         A           476,232(6%)
Schusters of Texas.....  P.O. Box 97, Goldthwaite, TX 76844                 Z           144,402(6.6%)

    As of December 15, 2000, Prudential Securities was the record holder for other beneficial owners of 6,962,485 Class A shares (approximately 87% of such shares outstanding), 14,963,094 Class B shares (approximately 83% of such shares outstanding), 9,944,537 Class C shares (approximately 91% of such shares outstanding) and 2,171,742 Class Z shares (approximately 99% of such shares outstanding) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER AND INVESTMENT ADVISER

    The manager of each Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $76 billion. According to the Investment Company Institute, as of November 30, 2000, the Prudential mutual funds were the 23rd largest family of mutual funds in the United States.

    PIFM is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Company (the Management Agreement), PIFM, subject to the supervision of the Company's Board of Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), to provide subadvisory services to the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to a Management Agreement for the Fund, a fee at an annual rate of .65 of 1% of the Fund's average daily net assets up to $500 million and .60 of 1% of the Fund's average daily net assets over $500 million. Prior to January 1, 2000, PIFM received an annual management fee at the rate of .65 of 1% of the Fund's average daily net assets. These fees are computed daily and payable monthly.

    In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to the investment adviser pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Company's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

    For the fiscal period ended October 31, 1999, and for the fiscal year ended October 31, 2000, PIFM received management fees of $1,356,586 and $2,863,786, respectively, from the Fund.

    PIFM has entered into a Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, PI, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objective, investment program and policies. PI determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement. Under the Subadvisory Agreement for the Fund, PI was reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. Effective January 1, 2000, PI is paid by PIFM at an annual rate of .325 of 1% of the Fund's average daily net assets up to $500 million and .285 of 1% of the Fund's average daily net assets over $500 million.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company on behalf of the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund.

    The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the Fund's shares and the maintenance of related shareholder accounts.

    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under each Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 2001 and contractually limited its distribution-related fees for the fiscal year ended October 31, 2000 to .25 of 1% of the average daily net assets of the Fund's Class A shares.

    For the fiscal year ended October 31, 2000, the Distributor received payments of $227,659 under the Fund's Class A Plan and spent approximately $227,659 in distributing the Fund's Class A shares. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2000, the Distributor also received approximately $319,000 in initial sales charges in connection with the sale of the Fund's Class A shares.

    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) up to .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and
(2) up to .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

    CLASS B PLAN. For the fiscal year ended October 31, 2000, the Distributor received $2,051,746 from the Fund under the Class B Plan and spent approximately $2,587,200 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 0.7% ($16,800) was spent on printing and mailing of prospectuses to other than current shareholders; 7.9% ($204,800) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred for distribution of Fund shares; and 91.4% ($2,365,600) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (46.8% or $1,211,400) and (2) an allocation on account of overhead and other branch office distribution-related expenses (44.6% or $1,154,200). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2000, the Distributor received approximately $825,600 in contingent deferred sales charges attributable to the Fund's Class B shares.

    CLASS C PLAN. For the fiscal year ended October 31, 2000, the Distributor received $1,268,806 under the Fund's Class C Plan and spent approximately $758,500 in distributing Class C shares. It is estimated that of the latter amount, approximately 1.4% ($10,500) was spent on printing and mailing prospectuses to other than current shareholders; 0.7% ($5,500) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred for distribution of Fund shares; and 97.9% ($742,500) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (67.2% or $509,600) and (2) an allocation on account of overhead and other branch office distribution-related expenses (30.7% or $232,900).

    The Distributor also receives initial sales charges and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2000, the Distributor received approximately $184,300 in contingent deferred sales charges attributable to the Fund's Class C shares. For the fiscal year ended
October 31, 2000, the Distributor also received approximately $344,100 in initial sales charges in connection with the sale of the Fund's Class C shares.

    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

    In addition to distribution and service fees paid by the Fund under the Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

    Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $0.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

CODES OF ETHICS

    The Board of Trustees of the Company has adopted a Code of Ethics. In addition, PIFM, PI and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

    When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

    The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

    When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are renewed periodically by the Company's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Company, including a majority of the Trustees who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed by applicable law.

    Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The table below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the fiscal period ended October 31, 1999 and the fiscal year ended October 31, 2000.

                                                                FISCAL YEAR       FISCAL PERIOD
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 2000   OCTOBER 31, 1999
                                                              ----------------   ----------------
Total brokerage commissions paid by the Fund................      $423,154           $436,786
Total brokerage commissions paid to Prudential Securities
 and its foreign affiliates.................................          none               none
Percentage of total brokerage commissions paid to Prudential
 Securities and its foreign affiliates......................             0%                 0%

    Of the total brokerage commissions paid during the fiscal year ended
October 31, 2000, none were paid to firms which provide research, statistical or other services to PIFM.

    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at October 31, 2000. As of October 31, 2000, the Fund held equity securities of the following: ABN AMRO, Inc., $300,782; Bear, Stearns & Co., $350,444; and UBS Warburg, Inc., $350,441. The Fund also held debt securities of the following: Bear Stearns Co., Inc., $1,357,697; Lehman Brothers Holdings, Inc., $3,521,700; and Morgan (J.P.) & Co., Inc., $3,872,700.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    The Company is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently of three series, each of which are divided into four classes, designated Class A, Class B, Class C and Class Z, although only shares of the Fund currently are being offered. Each class of shares of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Declaration of Trust, the Board of Trustees may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

    Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Company's shares do not have cumulative voting rights for the election of Trustees.

    The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Company's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

    PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Tax-Managed Funds, specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and the class in which you are investing (Class A, Class B, Class C or Class Z shares).

    If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Tax-Managed Funds, the Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge and Class B* and Class Z shares are sold at NAV. Using the NAV of the Fund at October 31, 2000, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share......      $12.41
Maximum sales charge (5% of offering price).................         .65
                                                                  ------
Maximum offering price to public............................      $13.06
                                                                  ======
CLASS B
Net asset value, offering price and redemption price per
 Class B share*.............................................      $12.27
                                                                  ======
CLASS C
Net asset value and redemption price per Class C share*.....      $12.27
Sales charge (1% of offering price).........................         .12
                                                                  ------
Offering price to public....................................      $12.39
                                                                  ======
CLASS Z
Net asset value, offering price and redemption price per
 Class Z share..............................................      $12.48
                                                                  ======

------------

         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

    BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

    - officers of the Prudential mutual funds (including the Company),

    - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

    - employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,

    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

    - members of the Board of Directors of Prudential,

    - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,

    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 or 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

    - investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    - an individual

    - the individual's spouse, their children and their parents

    - the individual's and spouse's Individual Retirement Account (IRA)

    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    - one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

    An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-- Contingent Deferred Sales Charge" below.

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons which sell Class B shares at the time of sale. This facilitates the ability of a Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    - mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:

    - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option,

    - current and former Director/Trustees of the Prudential mutual funds (including the Company), or

    - Prudential, with an investment of $10 million or more.

    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

    Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (NAV plus maximum sales charge) as of the previous business day.

    The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, Pennsylvania 19101, the Distributor, or to your broker.

    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

    REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

    CONTINGENT DEFERRED SALES CHARGE

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                              CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
                    YEAR SINCE PURCHASE                        OF DOLLARS INVESTED OR
                        PAYMENT MADE                             REDEMPTION PROCEEDS
                        ------------                             -------------------
First.......................................................             5.0%
Second......................................................             4.0%
Third.......................................................             3.0%
Fourth......................................................             2.0%
Fifth.......................................................             1.0%
Sixth.......................................................             1.0%
Seventh.....................................................             None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years or Class C shares made during the preceding 18 months; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

    In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Company.

    You must notify the Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                              REQUIRED DOCUMENTATION
Death                                           A copy of the shareholder's death certificate or, in
                                                the case of a trust, a copy of the grantor's death
                                                certificate, plus a copy of the trust agreement
                                                identifying the grantor.

Disability--An individual will be               A copy of the Social Security Administration award
considered disabled if he or she is             letter or a letter from a physician on the
unable to engage in any substantial             physician's letterhead stating that the shareholder
gainful activity by reason of any               (or, in the case of a trust, the grantor (a copy of
medically determinable physical or              the trust agreement identifying the grantor will be
mental impairment which can be expected         required as well)) is permanently disabled. The
to result in death or to be of                  letter must also indicate the date of disability.
long-continued and indefinite duration.

Distribution from an IRA or                     A copy of the distribution form from the custodial
403(b) Custodial Account                        firm indicating (1) the date of birth of the
                                                shareholder and (2) that the shareholder is over age
                                                59 and is taking a normal distribution--signed by
                                                the shareholder.

Distribution from Retirement Plan               A letter signed by the plan administrator/trustee
                                                indicating the reason for the distribution.

Excess Contributions                            A letter from the shareholder (for an IRA) or the
                                                plan administrator/ trustee on company letterhead
                                                indicating the amount of the excess and whether or
                                                not taxes have been paid.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of the fund. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

    CLASS A. Shareholders of a Fund may exchange their Class A shares for shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and
(3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.

    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including either Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                    $100,000   $150,000   $200,000   $250,000
--------------------                                    --------   --------   --------   --------
25 Years..............................................   $  105     $  158     $  210     $  263
20 Years..............................................      170        255        340        424
15 Years..............................................      289        438        578        722
10 Years..............................................      547        820      1,093      1,366
 5 Years..............................................    1,361      2,041      2,721      3,402
See "Automatic Investment Plan."

--------------------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and
(3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

    The Transfer Agent, the Distributor or your broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7)of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

        TAX-DEFERRED COMPOUNDING(1)
    CONTRIBUTIONS       PERSONAL
     MADE OVER:         SAVINGS      IRA
---------------------   --------   --------
10 years                $ 26,165   $ 31,291
15 years                  44,675     58,649
20 years                  68,109     98,846
25 years                  97,780    157,909
30 years                 135,346    244,692

------------------------

  (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Under the Investment Company Act, the Board of Trustees is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) that are actively traded in the over-the-counter market, including listed securities and securities eligible for resale pursuant to Rule 144A under the Securities Act for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by a pricing service or more than one principal market maker that use information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or primary dealer. Convertible debt securities that are actively traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a primary market dealer). Options on stock and stock indexes that are listed on an exchange and futures contracts and options on futures contracts traded on an exchange or board of trade are valued at the last sale price on such exchange or board of trade or, if there was no sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade (or at the last bid price in the absence of an asked price). Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by an investment adviser under procedures established by and under the general supervision of the Company's Board of Trustees.

    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees), does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the Manager and Subadviser, including its portfolio managers, traders, and its research and credit analysts, on the basis of some or all of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other Prudential mutual funds. Short-term investments are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker.

    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

    Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currency) be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each fiscal quarter (1) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

    In addition, the Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior calendar year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed. The Fund intends to distribute amounts sufficient to avoid imposition of the excise tax.

    Gains or losses on sales of securities by the Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses.

    Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

    Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

    Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also may be treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

    The Fund may, from time to time, invest in "passive foreign investment companies" (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Dividends and capital gain distributions may also be subject to state and local income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Dividends received by corporate shareholders generally are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Interest income, capital gain net income, gain or loss from Section 1256 contracts (described above), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

    Shareholders are advised to consult their own tax advisers with respect to the federal, state and local income tax consequences resulting from their investment in the Fund.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Average annual total return is computed according to the following formula:

                         P(1+T)TO THE POWER OF n = ERV

Where:  P = a hypothetical initial payment of $1,000.
        T = average annual total return.
        n = number of years.
        ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption. Below are the average annual total returns for the Fund's share classes for the periods ended October 31, 2000.

                                                                            SINCE
                                                             1 YEAR       INCEPTION
                                                            --------   ----------------
Class A...................................................    4.61%    10.40% (3-3-99)
Class B...................................................    4.36%    10.85% (3-3-99)
Class C...................................................    7.26%    12.40% (3-3-99)
Class Z...................................................   10.44%    14.24% (3-3-99)

    AGGREGATE TOTAL RETURN. Each Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------
                                       P

Where: P = a hypothetical initial payment of $1,000.

       ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    Below are the aggregate total returns for the Fund's share classes for the periods ended October 31, 2000.

                                                                            SINCE
                                                             1 YEAR       INCEPTION
                                                            --------   ----------------
Class A...................................................   10.12%    24.10% (3-3-99)
Class B...................................................    9.36%    22.70% (3-3-99)
Class C...................................................    9.36%    22.70% (3-3-99)
Class Z...................................................   10.44%    24.80% (3-3-99)

    The Fund may use total return figures showing after-tax returns, including comparisons to tax-deferred vehicles such as Individual Retirement Accounts
(IRAs) and variable annuities. In calculating after-tax returns, the Fund will, in general, assume that its shareholders are U.S. individual taxpayers subject to federal income taxes at the highest marginal rate then applicable to ordinary income and long-term capital gains. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. In calculating after-tax returns, distributions made by the Fund are assumed to be reduced by the amount of taxes payable on the distribution, and the after-tax proceeds of the distribution are reinvested in the Fund at NAV on the reinvestment date.

    The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes.

    ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

    From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

    Set forth below is a chart which compares the performance of different types of investments over the long term and rate of inflation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      PERFORMANCE
COMPARISON OF DIFFERENT
 TYPES OF INVESTMENTS
OVER THE LONG TERM
(12/31/1925-12/31/2000)
COMMON STOCKS            LONG-TERM GOV'T. BONDS  INFLATION
11.1%                                      5.3%       3.1%

------------------------

    (1)Source: Ibbotson Associates. All rights reserved. Used with permission. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2000

SHARES          DESCRIPTION                                           VALUE (NOTE 1)
-------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.9%
COMMON STOCKS
-------------------------------------------------------------------------------------
AEROSPACE/DEFENSE  0.9%
       37,100   Boeing Co.                                            $    2,515,844
       22,600   General Dynamics Corp.                                     1,617,312
                                                                      --------------
                                                                           4,133,156
-------------------------------------------------------------------------------------
AIRLINES  0.9%
       88,200   AMR Corp.(a)                                               2,888,550
       12,600   Delta Air Lines, Inc.                                        595,350
       16,300   Southwest Airlines Co.                                       464,550
                                                                      --------------
                                                                           3,948,450
-------------------------------------------------------------------------------------
ALUMINUM  0.4%
        9,500   Alcan Aluminum Ltd.                                          299,844
       54,500   Alcoa Inc.                                                 1,563,468
                                                                      --------------
                                                                           1,863,312
-------------------------------------------------------------------------------------
AUTO & TRUCK  1.8%
        1,000   ArvinMeritor, Inc.                                            16,750
        2,500   BorgWarner, Inc.                                              94,375
       58,608   Ford Motor Co.                                             1,531,134
       48,500   General Motors Corp.                                       3,013,062
       10,200   Harley-Davidson, Inc.                                        491,513
        4,800   Johnson Controls, Inc.                                       286,200
        3,200   PACCAR Inc.                                                  134,600
      142,700   Visteon Corp.                                              2,524,006
                                                                      --------------
                                                                           8,091,640
-------------------------------------------------------------------------------------
BANKING  3.6%
       43,000   Astoria Financial Corp.                                    1,612,500
       11,000   Bank of America Corp.                                        528,687
       23,100   Bank of New York Co., Inc.                                 1,329,694
       45,300   Chase Manhattan Corp.                                      2,061,150
       22,700   Dime Bancorp, Inc.                                           554,731
        3,650   Fifth Third Bancorp                                          187,519
        9,864   Firstar Corp.                                                194,198

    See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

SHARES          DESCRIPTION                                           VALUE (NOTE 1)
-------------------------------------------------------------------------------------
       31,030   FleetBoston Financial Corp.                           $    1,179,140
       49,400   Golden West Financial Corp.                                2,769,487
        9,500   Mellon Financial Corp.                                       458,375
        4,900   Northern Trust Corp.                                         418,338
       18,900   PNC Financial Services Group                               1,263,937
        3,500   U.S. Bancorp                                                  84,656
       15,900   Washington Mutual, Inc.                                      699,600
       64,800   Wells Fargo & Co.                                          3,001,050
                                                                      --------------
                                                                          16,343,062
-------------------------------------------------------------------------------------
BEVERAGES  1.9%
       44,200   Anheuser-Busch Cos., Inc.                                  2,022,150
       39,000   Coca-Cola Co.                                              2,354,625
       92,400   PepsiCo, Inc.                                              4,475,625
                                                                      --------------
                                                                           8,852,400
-------------------------------------------------------------------------------------
BIOTECHNOLOGY  0.1%
        4,600   PE Corp.-PE Biosystems Group                                 538,200
-------------------------------------------------------------------------------------
BUSINESS SERVICES  0.3%
       22,700   Paychex, Inc.                                              1,286,806
-------------------------------------------------------------------------------------
CHEMICALS  0.5%
       28,200   Air Products & Chemicals, Inc.                             1,052,212
          600   Ashland, Inc.                                                 19,650
        6,300   Dow Chemical Co.                                             192,938
       21,085   E.I. du Pont de Nemours & Co.                                956,732
        3,800   Union Carbide Corp.                                          163,400
                                                                      --------------
                                                                           2,384,932
-------------------------------------------------------------------------------------
COMMERCIAL SERVICES
          400   Cendant Corp.(a)                                               4,800
-------------------------------------------------------------------------------------
COMPUTERS  3.7%
       29,200   Apple Computer, Inc.(a)                                      571,225
       81,000   Hewlett-Packard Co.                                        3,761,438
        5,300   InFocus Corp.(a)                                             234,194

                                           See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

SHARES          DESCRIPTION                                           VALUE (NOTE 1)
-------------------------------------------------------------------------------------
       54,400   International Business Machines Corp.                 $    5,358,400
       62,500   Sun Microsystems, Inc.(a)                                  6,929,687
                                                                      --------------
                                                                          16,854,944
-------------------------------------------------------------------------------------
COMPUTER NETWORKS  3.2%
      236,600   Cisco Systems, Inc.(a)                                    12,746,825
       15,200   Network Appliance, Inc.(a)                                 1,808,800
                                                                      --------------
                                                                          14,555,625
-------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  10.8%
       40,800   Adobe Systems, Inc.                                        3,103,350
      103,000   America Online, Inc.(a)                                    5,194,290
        2,800   Cadence Design Systems, Inc.(a)                               71,925
       29,100   Comverse Technology, Inc.(a)                               3,251,925
       14,300   Electronic Data Systems Corp.                                671,206
       83,600   EMC Corp.(a)                                               7,445,625
       41,700   Intuit, Inc.(a)                                            2,561,944
        6,700   Macromedia, Inc.(a)                                          516,319
      195,400   Microsoft Corp.(a)                                        13,458,175
        6,000   NVIDIA Corp.(a)                                              372,844
      221,000   Oracle Corp.(a)                                            7,293,000
        3,600   Parametric Technology Corp.(a)                                44,325
       14,000   Rational Software Corp.(a)                                   835,625
        4,200   Siebel Systems, Inc.(a)                                      440,737
       28,300   VERITAS Software Corp.(a)                                  3,990,742
        3,500   Yahoo! Inc.(a)                                               205,188
                                                                      --------------
                                                                          49,457,220
-------------------------------------------------------------------------------------
CONSUMER PRODUCTS  0.4%
          900   American Greetings Corp.                                      16,369
        2,900   Clorox Co. (The)                                             129,413
       19,100   NIKE, Inc.                                                   762,806
       12,500   V.F. Corp.                                                   341,406
       18,400   Whirlpool Corp.                                              800,400
                                                                      --------------
                                                                           2,050,394

    See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

SHARES          DESCRIPTION                                           VALUE (NOTE 1)
-------------------------------------------------------------------------------------
COSMETICS & SOAPS  0.9%
       21,700   Avon Products, Inc.                                   $    1,052,450
       33,100   Colgate-Palmolive Co.                                      1,944,956
        9,000   Kimberly-Clark Corp.                                         594,000
        4,800   Procter & Gamble Co.                                         342,900
                                                                      --------------
                                                                           3,934,306
-------------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT  0.6%
       23,700   Automatic Data Processing, Inc.                            1,547,906
        6,900   CSG Systems Int'l., Inc.(a)                                  320,419
       11,200   First Data Corp.                                             561,400
        7,600   Fiserv, Inc.(a)                                              398,525
          400   SEI Investments Co.                                           36,300
                                                                      --------------
                                                                           2,864,550
-------------------------------------------------------------------------------------
DISTRIBUTION/ WHOLESALERS  0.2%
       21,700   Costco Wholesale Corp.(a)                                    794,762
        6,700   Tech Data Corp.(a)                                           278,888
          500   W.W. Grainger, Inc.                                           15,969
                                                                      --------------
                                                                           1,089,619
-------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING  6.2%
          700   Ball Corp.                                                    24,588
       28,200   Corning, Inc.                                              2,157,300
        2,100   Eaton Corp.                                                  142,931
      371,100   General Electric Co.                                      20,340,919
       17,850   Honeywell Int'l., Inc.                                       960,553
        4,200   Illinois Tool Works, Inc.                                    233,363
        4,500   Liz Claiborne, Inc.                                          191,250
       13,100   Minnesota Mining & Manufacturing Co. (3M)                  1,265,787
       26,600   National Service Industries, Inc.                            543,637
       12,100   Parker-Hannifin Corp.                                        500,638
        6,000   Polycom, Inc.(a)                                             390,000
        1,100   Symbol Technologies, Inc.                                     49,981
       12,100   Trinity Industrial, Inc.                                     291,156

                                           See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

SHARES          DESCRIPTION                                           VALUE (NOTE 1)
-------------------------------------------------------------------------------------
       11,700   Tyco Int'l. Ltd.                                      $      663,244
        7,600   Unilever N V (Netherlands)                                   386,175
                                                                      --------------
                                                                          28,141,522
-------------------------------------------------------------------------------------
DRUGS & MEDICAL SUPPLIES  4.9%
       60,300   Abbott Laboratories                                        3,184,594
       12,900   American Home Products Corp.                                 819,150
       47,800   Amgen, Inc.(a)                                             2,769,412
       12,450   Biomet, Inc.                                                 450,534
       64,700   Bristol-Myers Squibb Co.                                   3,942,656
       18,900   Cardinal Health, Inc.                                      1,790,775
          200   Express Scripts, Inc.(a)                                      13,438
       13,000   Forest Laboratories, Inc.(a)                               1,722,500
       22,600   Genzyme Corp.(a)                                           1,604,600
       58,500   Johnson & Johnson                                          5,389,312
        4,400   MiniMed, Inc.(a)                                             320,925
          600   Mylan Laboratories, Inc.                                      16,800
          400   Quest Diagnostics, Inc.(a)                                    38,500
        6,200   VISX, Inc.(a)                                                132,913
                                                                      --------------
                                                                          22,196,109
-------------------------------------------------------------------------------------
ELECTRONICS  1.2%
       64,200   Agilent Technologies, Inc.(a)                              2,973,263
        6,100   ALLETE                                                       131,531
       16,400   Avnet, Inc.                                                  440,750
       15,900   Emerson Electric Co.                                       1,167,656
        6,600   Linear Technology Corp.                                      426,113
        6,300   Power-One, Inc.(a)                                           446,906
                                                                      --------------
                                                                           5,586,219
-------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS  2.7%
       36,400   Altera Corp.(a)                                            1,490,125
        5,900   Arrow Electronics, Inc.(a)                                   188,800
       28,500   Jabil Circuit, Inc.(a)                                     1,626,281
       15,600   KLA-Tencor Corp.(a)                                          527,475
        2,200   Molex Inc.                                                   118,800
       25,600   Sanmina Corp.(a)                                           2,926,400

    See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

SHARES          DESCRIPTION                                           VALUE (NOTE 1)
-------------------------------------------------------------------------------------
        7,600   Sawtek, Inc.(a)                                       $      386,650
       66,800   Solectron Corp.(a)                                         2,939,200
       32,900   Xilinx, Inc.(a)                                            2,383,194
                                                                      --------------
                                                                          12,586,925
-------------------------------------------------------------------------------------
ENTERTAINMENT  0.1%
       12,500   Carnival Corp.                                               310,156
-------------------------------------------------------------------------------------
FINANCIAL SERVICES  9.2%
        3,300   Ambac Financial Group, Inc.                                  263,381
       70,600   American Express Co.                                       4,236,000
       18,100   Associates First Capital Corp.                               671,963
       22,395   Bear Stearns Cos., Inc.                                    1,357,697
      169,133   Citigroup, Inc.                                            8,900,624
       24,000   Federal Home Loan Mortgage Corp.                           1,440,000
       36,400   Federal National Mortgage Association                      2,802,800
       11,700   Household Int'l., Inc.                                       588,656
       54,600   Lehman Brothers Holdings, Inc.                             3,521,700
      111,300   MBNA Corp.                                                 4,180,706
       28,200   Merrill Lynch & Co., Inc.                                  1,974,000
        5,000   MGIC Investment Corp.                                        340,625
       23,400   Morgan (J.P.) & Co., Inc.                                  3,872,700
       57,200   Morgan Stanley Dean Witter & Co.                           4,593,875
        9,600   PaineWebber Group, Inc.                                      684,000
       24,800   Providian Financial Corp.                                  2,579,200
        3,000   Stilwell Financial, Inc.                                     134,438
                                                                      --------------
                                                                          42,142,365
-------------------------------------------------------------------------------------
FOODS  0.8%
          740   Archer-Daniels-Midland Co.                                     8,140
        9,000   ConAgra Foods, Inc.                                          192,375
          200   General Mills, Inc.                                            8,350
        1,500   H.J. Heinz Co.                                                62,906
       45,400   IBP, Inc.                                                    933,537
        3,700   International Multifoods Corp.                                62,669
        2,200   Quaker Oats Co. (The)                                        179,438
       36,900   Sara Lee Corp.                                               795,656

                                            See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

SHARES          DESCRIPTION                                           VALUE (NOTE 1)
-------------------------------------------------------------------------------------
       19,000   Suiza Foods Corp.(a)                                  $      879,938
       11,500   SYSCO Corp.                                                  600,156
          400   Wrigley (Wm.) Jr. Co.                                         31,675
                                                                      --------------
                                                                           3,754,840
-------------------------------------------------------------------------------------
FOREST PRODUCTS  0.3%
       26,300   Weyerhaeuser Co.                                           1,234,456
-------------------------------------------------------------------------------------
GAS DISTRIBUTION  0.1%
       18,900   Sempra Energy                                                390,994
-------------------------------------------------------------------------------------
GAS PIPELINES  1.5%
       56,200   Dynegy Inc.                                                2,602,762
       15,600   El Paso Energy Corp.                                         977,925
       29,200   Enron Corp.                                                2,396,225
       21,800   Williams Companies, Inc. (The)                               911,513
                                                                      --------------
                                                                           6,888,425
-------------------------------------------------------------------------------------
HEALTH CARE  1.1%
       17,900   Foundation Health Systems(a)                                 361,356
       16,300   Tenet Healthcare Corp.(a)                                    640,794
        4,200   Trigon Healthcare, Inc.(a)                                   301,087
       33,800   UnitedHealth Group, Inc.                                   3,696,875
          200   Wellpoint Health Networks Inc.(a)                             23,388
                                                                      --------------
                                                                           5,023,500
-------------------------------------------------------------------------------------
HOUSING CONSTRUCTION  0.5%
       26,700   Centex Corp.                                                 987,900
          100   Masco Corp.                                                    1,869
       29,100   Pulte Corp.                                                  969,394
        2,900   Southdown, Inc.                                              205,537
                                                                      --------------
                                                                           2,164,700
-------------------------------------------------------------------------------------
HUMAN RESOURCES
        1,100   Robert Half Int'l., Inc.(a)                                   33,550
-------------------------------------------------------------------------------------
INSURANCE  4.5%
        6,800   Aetna, Inc.                                                  393,125
       17,800   Allmerica Financial Corp.                                  1,122,512

    See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

SHARES          DESCRIPTION                                           VALUE (NOTE 1)
-------------------------------------------------------------------------------------
      106,600   Allstate Corp.                                        $    4,290,650
       11,900   American General Corp.                                       957,950
       88,000   American Int'l. Group, Inc.                                8,624,000
       14,400   Everest Re Group, Ltd.                                       844,200
        6,800   Hartford Financial Services Group, Inc. (The)                506,175
        3,600   Jefferson-Pilot Corp.                                        247,500
        2,300   Loews Corp.                                                  209,156
        6,200   Marsh & McLennan Co., Inc.                                   810,650
       23,900   Old Republic Int'l Corp.                                     621,400
        8,100   PMI Group, Inc. (The)                                        598,388
       25,800   St. Paul Companies, Inc. (The)                             1,322,250
                                                                      --------------
                                                                          20,547,956
-------------------------------------------------------------------------------------
LODGING
          300   Marriott Int'l., Inc.                                         12,150
-------------------------------------------------------------------------------------
MACHINERY  0.4%
          700   Caterpillar, Inc.                                             24,544
       16,100   Deere & Co.                                                  592,681
        6,900   Dover Corp.                                                  292,819
        5,800   Ingersoll-Rand Co.                                           218,950
       26,200   McDermott Int'l., Inc.(a)                                    253,813
          700   Milacron Inc.                                                 11,156
       14,100   Tecumseh Products Co.                                        562,237
                                                                      --------------
                                                                           1,956,200
-------------------------------------------------------------------------------------
MEDIA  2.7%
       11,100   Comcast Corp.(a)                                             452,325
       85,100   Disney (Walt) Co.                                          3,047,644
          100   Donnelley (R.R.) & Sons Co.                                    2,150
        6,800   Dow Jones & Co., Inc.                                        400,350
          700   Gannett Co., Inc.                                             40,600
        5,400   Interpublic Group of Companies, Inc.                         231,863
        2,100   Knight-Ridder, Inc.                                          105,525
        5,900   McGraw-Hill Cos., Inc.                                       378,706
        6,800   New York Times Co.                                           249,900
       10,500   Omnicom Group Inc.                                           968,625

                                           See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

SHARES          DESCRIPTION                                           VALUE (NOTE 1)
-------------------------------------------------------------------------------------
       20,700   Seagram Co. Ltd.                                      $    1,182,487
       54,200   Time Warner, Inc.                                          4,114,322
        9,000   Tribune Co.                                                  333,562
       10,200   Viacom Inc.(a)                                               580,125
                                                                      --------------
                                                                          12,088,184
-------------------------------------------------------------------------------------
METALS
          200   Phelps Dodge Corp.                                             9,350
-------------------------------------------------------------------------------------
MINING
          900   Barrick Gold Corp.                                            12,038
-------------------------------------------------------------------------------------
MISCELLANEOUS BASIC INDUSTRY
        5,000   Precision Castparts Corp.                                    188,750
-------------------------------------------------------------------------------------
OIL & GAS  1.0%
        7,500   Amerada Hess Corp.                                           465,000
        8,100   Baker Hughes, Inc.                                           278,438
        8,300   Coastal Corp.                                                626,131
       21,000   Schlumberger Ltd.                                          1,598,625
       52,200   USX - Marathon Group                                       1,419,188
                                                                      --------------
                                                                           4,387,382
-------------------------------------------------------------------------------------
OIL & GAS EXPLORATION/PRODUCTION  0.5%
          500   Anadarko Petroleum Corp.                                      32,025
        5,100   Apache Corp.                                                 282,094
        7,600   Burlington Resources, Inc.                                   273,600
        8,949   Conoco Inc.                                                  243,301
        8,000   ENSCO International, Inc.                                    266,000
       11,200   Nabors Industries, Inc.(a)                                   570,080
       30,200   Tosco Corp.                                                  864,475
                                                                      --------------
                                                                           2,531,575
-------------------------------------------------------------------------------------
PAPER & PACKAGING  0.4%
       10,500   Bowater Inc.                                                 568,313
       22,700   Georgia-Pacific Group                                        610,062

    See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

SHARES          DESCRIPTION                                           VALUE (NOTE 1)
-------------------------------------------------------------------------------------
       12,075   International Paper Co.                               $      442,247
       34,100   Louisiana-Pacific Corp.                                      289,850
                                                                      --------------
                                                                           1,910,472
-------------------------------------------------------------------------------------
PETROLEUM & COAL  5.8%
       23,200   Chevron Corp.                                              1,905,300
      125,903   Exxon Mobil Corp.                                         11,228,974
       47,800   Phillips Petroleum Co.                                     2,951,650
      110,600   Royal Dutch Petroleum Co.                                  6,566,875
       63,500   Texaco Inc.                                                3,750,469
                                                                      --------------
                                                                          26,403,268
-------------------------------------------------------------------------------------
PHARMACEUTICALS  5.4%
        7,300   Allergan, Inc.                                               613,656
        6,100   ALZA Corp.(a)                                                493,719
       49,300   Eli Lilly & Co.                                            4,406,188
       87,500   Merck & Co., Inc.                                          7,869,531
      197,275   Pfizer Inc.                                                8,519,814
       55,100   Schering-Plough Corp.                                      2,847,981
                                                                      --------------
                                                                          24,750,889
-------------------------------------------------------------------------------------
PHOTOGRAPHY EQUIPMENT & SUPPLIES
          300   Polaroid Corp.                                                 3,019
-------------------------------------------------------------------------------------
RAILROADS  0.2%
       21,600   Burlington Northern Santa Fe Corp.                           573,750
        6,700   Union Pacific Corp.                                          314,062
                                                                      --------------
                                                                             887,812
-------------------------------------------------------------------------------------
RETAIL  4.0%
       16,700   Abercrombie & Fitch Co.(a)                                   393,494
        6,300   Albertson's, Inc.                                            149,231
       12,700   American Eagle Outfitters, Inc.(a)                           437,356
       34,800   Bed Bath & Beyond Inc.(a)                                    898,275
        7,000   CDW Computer Centers, Inc.(a)                                451,063
       16,100   CVS Corp.                                                    852,294
       25,000   Federated Department Stores, Inc.(a)                         814,062
       23,000   Home Depot, Inc.                                             989,000

                                           See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

SHARES          DESCRIPTION                                           VALUE (NOTE 1)
-------------------------------------------------------------------------------------
       35,500   Kohl's Corp.(a)                                       $    1,923,656
        6,200   Neiman Marcus Group, Inc.(a)                                 230,175
        3,300   RadioShack Corp.                                             196,763
       19,900   Safeway Inc.(a)                                            1,088,281
       51,600   Sears, Roebuck & Co.                                       1,534,068
       12,700   Target Corp.                                                 350,838
       15,200   Tiffany & Co.                                                648,850
      123,000   Wal-Mart Stores, Inc.                                      5,581,125
       38,100   Walgreen Co.                                               1,738,312
                                                                      --------------
                                                                          18,276,843
-------------------------------------------------------------------------------------
SEMICONDUCTORS  4.2%
        6,700   Advanced Micro Devices, Inc.(a)                              151,588
        7,900   Analog Devices, Inc.(a)                                      513,500
       43,000   Applied Materials, Inc.(a)                                 2,284,375
       45,400   Atmel Corp.(a)                                               678,163
        1,100   Broadcom Corp.(a)                                            244,613
      247,100   Intel Corp.                                               11,119,500
        1,300   Maxim Integrated Products, Inc.(a)                            86,206
        5,200   Micrel, Inc.(a)                                              235,300
       17,500   Novellus Systems, Inc.(a)                                    716,406
        2,800   Semtech Corp.(a)                                              90,300
       32,200   Texas Instruments, Inc.                                    1,579,812
        8,900   TranSwitch Corp.(a)                                          513,975
       15,100   Vitesse Semiconductor Corp.(a)                             1,056,056
                                                                      --------------
                                                                          19,269,794
-------------------------------------------------------------------------------------
STEEL - PRODUCERS
          400   Nucor Corp.                                                   13,875
-------------------------------------------------------------------------------------
Telecommunications  7.9%
        3,000   ALLTEL Corp.                                                 193,313
      139,011   AT&T Corp.                                                 3,223,318
        3,625   Avaya, Inc.                                                   48,711
       75,900   BellSouth Corp.                                            3,666,919
        2,100   CenturyTel, Inc.                                              80,850
       49,200   JDS Uniphase Corp.(a)                                      4,003,650
       13,800   Lucent Technologies, Inc.                                    321,712

    See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

SHARES          DESCRIPTION                                           VALUE (NOTE 1)
-------------------------------------------------------------------------------------
      134,300   Nortel Networks Corp.                                 $    6,110,650
        8,600   Powerwave Technologies, Inc.(a)                              413,875
          500   Quanta Services, Inc.(a)                                      15,531
       69,900   Qwest Communications Int'l., Inc.(a)                       3,398,887
      124,694   SBC Communications, Inc.                                   7,193,285
        1,700   Sprint Corp. (PCS Group)(a)                                   43,350
       64,800   Tellabs, Inc.(a)                                           3,235,950
       69,596   Verizon Communications                                     4,023,519
       10,750   WorldCom, Inc.(a)                                            255,312
                                                                      --------------
                                                                          36,228,832
-------------------------------------------------------------------------------------
TEXTILES  0.1%
       14,400   Springs Industries, Inc.                                     339,300
-------------------------------------------------------------------------------------
TOBACCO  0.6%
       45,300   Philip Morris Companies, Inc.                              1,659,112
       26,900   R.J. Reynolds Tobacco Holdings, Inc.                         961,675
        1,200   Universal Corp.                                               33,600
                                                                      --------------
                                                                           2,654,387
-------------------------------------------------------------------------------------
TRANSPORTATION
        5,000   CNF Transportation, Inc.                                     133,438
        1,600   FedEx Corp.(a)                                                74,976
                                                                      --------------
                                                                             208,414
-------------------------------------------------------------------------------------
UTILITIES  3.4%
       18,900   Calpine Corp.(a)                                           1,491,919
        2,000   Cinergy Corp.                                                 61,250
        6,673   Dominion Resources, Inc.                                     397,461
       29,900   Duke Energy Corp.                                          2,584,481
       42,800   Entergy Corp.                                              1,639,775
        8,750   Exelon Corp.                                                 526,094
       13,100   Florida Progress Corp.                                       696,756
        1,200   FPL Group, Inc.                                               79,200
       17,400   GPU, Inc.                                                    575,287

                                           See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Portfolio of Investments as of October 31, 2000 Cont'd.

SHARES          DESCRIPTION                                           VALUE (NOTE 1)
-------------------------------------------------------------------------------------
       28,000   KeySpan Corp.                                         $      985,250
       86,200   PG&E Corp.                                                 2,322,012
        6,600   Pinnacle West Capital Corp.                                  286,688
       23,700   PPL Corp.                                                    976,144
       24,100   Public Service Company of New Mexico                         664,256
       40,900   Reliant Energy, Inc.                                       1,689,681
       12,400   Southern Co.                                                 364,250
                                                                      --------------
                                                                          15,340,504
-------------------------------------------------------------------------------------
WASTE MANAGEMENT
          700   Waste Management, Inc.                                        14,000
                                                                      --------------
                Total long-term investments (cost $362,167,921)          456,742,171
                                                                      --------------
SHORT-TERM INVESTMENTS  0.3%
PRINCIPAL
AMOUNT
(000)
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
$       1,321   Joint Repurchase Agreement Account,
                 6.55%, 11/1/00
                 (cost $1,321,000; Note 5)                                 1,321,000
                                                                      --------------
                TOTAL INVESTMENTS  100.2%
                 (COST $363,488,921; NOTE 4)                             458,063,171
                Liabilities in excess of other assets  (0.2%)               (956,956)
                                                                      --------------
                NET ASSETS  100%                                      $  457,106,215
                                                                      --------------
                                                                      --------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
N.V.--Naamlooze Vennootschap (Dutch Corporation).
    See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Statement of Assets and Liabilities

                                                                  OCTOBER 31, 2000
-------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $363,488,921)                           $458,063,171
Cash                                                                     111,792
Receivable for investments sold                                        6,712,461
Receivable for Fund shares sold                                        2,140,465
Dividends and interest receivable                                        284,480
Deferred expenses and other assets                                         3,011
                                                                  ----------------
      TOTAL ASSETS                                                   467,315,380
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                      8,267,701
Payable for Fund shares reacquired                                     1,100,307
Distribution fee payable                                                 303,512
Accrued expenses and other liabilities                                   293,576
Management fee payable                                                   244,069
                                                                  ----------------
      TOTAL LIABILITIES                                               10,209,165
                                                                  ----------------
NET ASSETS                                                          $457,106,215
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     37,139
   Paid-in capital in excess of par                                  385,241,284
                                                                  ----------------
                                                                     385,278,423
   Accumulated net realized gain (loss) on investments               (22,746,458)
   Net unrealized appreciation (depreciation) on investments          94,574,250
                                                                  ----------------
Net assets, October 31, 2000                                        $457,106,215
                                                                  ----------------
                                                                  ----------------

                                           See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  OCTOBER 31, 2000
-------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($92,684,974 / 7,466,784 shares of beneficial interest
      issued and outstanding)                                             $12.41
   Maximum sales charge (5% of offering price)                               .65
                                                                  ----------------
   Maximum offering price to public                                       $13.06
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($214,699,795 / 17,496,155 shares of beneficial
      interest issued and outstanding)                                    $12.27
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($131,554,218 / 10,720,269 shares of beneficial interest
      issued and outstanding)                                             $12.27
   Sales charge (1% of offering price)                                       .12
                                                                  ----------------
   Offering price to public                                               $12.39
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($18,167,228 / 1,456,268 shares of beneficial
      interest issued and outstanding)                                    $12.48
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Statement of Operations

                                                                        YEAR
                                                                       ENDED
                                                                  OCTOBER 31, 2000
-------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $23,148)          $  4,895,271
   Interest                                                               47,318
                                                                  ----------------
      TOTAL INCOME                                                     4,942,589
                                                                  ----------------
Expenses
   Management fee                                                      2,863,786
   Distribution fee--Class A                                             227,659
   Distribution fee--Class B                                           2,051,746
   Distribution fee--Class C                                           1,268,806
   Transfer agent's fees and expenses                                    245,000
   Reports to shareholders                                               160,000
   Registration fees                                                     150,000
   Custodian's fees and expenses                                         112,000
   Amortization of offering costs                                        110,000
   Legal fees and expenses                                                30,000
   Audit fee                                                              26,000
   Trustees' fees and expenses                                            14,000
   Miscellaneous                                                           8,574
                                                                  ----------------
      TOTAL EXPENSES                                                   7,267,571
                                                                  ----------------
Net investment loss                                                   (2,324,982)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investment transactions                  (10,461,288)
Net change in unrealized appreciation/depreciation on
investments                                                           50,679,291
                                                                  ----------------
Net gain on investments                                               40,218,003
                                                                  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 37,893,021
                                                                  ----------------
                                                                  ----------------

                                           See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Statement of Changes in Net Assets

                                                    YEAR           MARCH 3, 1999(a)
                                                   ENDED                THROUGH
                                              OCTOBER 31, 2000     OCTOBER 31, 1999
-------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net investment loss                          $ (2,324,982)        $    (981,843)
   Net realized gain (loss) on investments       (10,461,288)          (12,285,170)
   Net change in unrealized
      appreciation/depreciation of
      investments                                 50,679,291            43,894,959
                                              ----------------    -------------------
   Net increase in net assets resulting
      from operations                             37,893,021            30,627,946
                                              ----------------    -------------------
FUND SHARE TRANSACTIONS (NET OF SHARE
   CONVERSION)
   (NOTE 6)
   Net proceeds from shares sold                 153,203,379           391,486,386
   Cost of shares reacquired                    (111,835,796)          (44,368,721)
                                              ----------------    -------------------
   Net increase in net assets from Fund
      share transactions                          41,367,583           347,117,665
                                              ----------------    -------------------
Total increase                                    79,260,604           377,745,611
NET ASSETS
Beginning of period                              377,845,611               100,000
                                              ----------------    -------------------
End of period                                   $457,106,215         $ 377,845,611
                                              ----------------    -------------------
                                              ----------------    -------------------
---------------
(a) Commencement of investment operations.

    See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements

      Prudential Tax-Managed Equity Fund (the "Fund") is a series of Prudential Tax-Managed Funds (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust was organized as a business trust in Delaware on September 18, 1998. The Fund had no significant operations other than the issuance of 2,500 shares each of Class A, Class B, Class C and Class Z for $100,000 on December 8, 1998 to Prudential Investments Fund Management LLC ("PIFM"). The Fund commenced investment operations on March 3, 1999.

      The investment objective of the Fund is to seek long-term after-tax growth of capital. The Fund pursues its objective by investing a majority of the total assets in equity-related securities, such as common stock and convertible securities of U.S. companies.

NOTE 1. ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITIES VALUATION: Securities listed on a securities exchange and NASDAQ National Market System Securities are valued at the last sale price on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or principal market makers. Securities for which market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation methodology or provides a valuation or methodology that does not represent fair value are valued in accordance with procedures adopted by the Fund's Board of Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations by a pricing service or principal market makers. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      REPURCHASE AGREEMENTS:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest to the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements Cont'd.

If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      DIVIDENDS AND DISTRIBUTIONS:    The Fund expects to pay dividends of
net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      RECLASSIFICATION OF CAPITAL ACCOUNTS:    The Fund accounts for and
reports distributions to shareholders in accordance with American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment loss and decrease paid-in capital by $2,324,982, due to the Fund experiencing net operating losses and certain organizational expenses not deductible for tax purposes during the fiscal year ended October 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

      TAXES:    It is the intent of the Fund to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements Cont'd.

      DEFERRED OFFERING COST:    The Fund incurred approximately $327,000 in
connection with the initial offering of the Fund. Offering costs have been amortized over a period of 12 months ending in March 2000.

NOTE 2. AGREEMENTS
The Trust has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with The Prudential Investment Corporation ("PIC"). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Trust, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      For the period November 1, 1999 through December 31, 1999, the management fee paid PIFM was computed daily and payable monthly at an annual rate of .65 of 1% of the Fund's average daily net assets. Effective January 1, 2000, the management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of the Fund up to and including $500 million and .60 of 1% of such assets in excess of $500 million.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .325 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Trust has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements Cont'd.

average daily net assets of the Class A, B and C shares, respectively. Such expenses were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended October 31, 2000.

      PIMS has advised the Fund that it received approximately $319,000 and $344,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended October 31, 2000, it received approximately $825,600 and $184,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

      The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2000.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES
Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 2000, the Fund incurred fees of approximately $235,100 for the services of PMFS. As of October 31, 2000, approximately $20,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended October 31, 2000 were $453,511,584 and $412,287,150, respectively.

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements Cont'd.

      The cost basis of investments for federal income tax purposes as of October 31, 2000 was $365,032,176 and, accordingly, net unrealized appreciation for federal income tax purposes was $93,030,995 (gross unrealized appreciation--$105,364,426; gross unrealized depreciation--$12,333,431).

      The Fund had a capital loss carryforward as of October 31, 2000, of approximately $21,203,200, of which $11,454,800 expires in 2007 and $9,748,400 expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such amounts.

NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT
The Fund, along with other affiliated registered investment companies, transfers uninvested cash into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 2000, the Fund had a .20% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $1,321,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO, Inc., 6.56%, in the principal amount of $150,000,000, repurchase price $150,027,333, due 11/1/00. The value of the collateral including accrued interest was $153,000,176.

      Bear, Stearns & Co., Inc., 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $184,628,570.

      Chase Securities, Inc., 6.56%, in the principal amount of $115,000,000, repurchase price $115,020,956, due 11/1/00. The value of the collateral including accrued interest was $117,304,831.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.375%, in the principal amount of $43,782,000, repurchase price $43,789,753, due 11/1/00. The value of the collateral including accrued interest was $44,659,885.

      UBS Warburg, Inc., 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $178,501,724.

NOTE 6. CAPITAL
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements Cont'd.

contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

      Transactions in shares of beneficial interest were as follows:

CLASS A                                                       SHARES          AMOUNT
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   2,946,204    $  35,336,218
Shares reacquired                                            (2,771,616)     (33,625,988)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    174,588        1,710,230
Shares issued upon conversion from Class B                      355,164        4,412,297
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   529,752    $   6,122,527
                                                            -----------    -------------
                                                            -----------    -------------
March 3, 1999(a) through October 31, 1999:
Shares sold                                                   8,370,870    $  86,651,084
Shares reacquired                                            (1,531,309)     (16,474,883)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  6,839,561       70,176,201
Shares issued upon conversion from Class B                       94,971        1,036,253
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 6,934,532    $  71,212,454
                                                            -----------    -------------
                                                            -----------    -------------
CLASS B
----------------------------------------------------------------------------------------
Year ended October 31, 2000:
Shares sold                                                   5,292,530    $  63,653,331
Shares reacquired                                            (3,044,109)     (36,839,619)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  2,248,421       26,813,712
Shares reacquired upon conversion into Class A                 (357,981)      (4,412,297)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,890,440    $  22,401,415
                                                            -----------    -------------
                                                            -----------    -------------
March 3, 1999(a) through October 31, 1999:
Shares sold                                                  16,918,477    $ 175,697,109
Shares reacquired                                            (1,220,109)     (13,250,878)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 15,698,368      162,446,231
Shares reacquired upon conversion into Class A                  (95,153)      (1,036,253)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                15,603,215    $ 161,409,978
                                                            -----------    -------------
                                                            -----------    -------------

----------------------
(a) Commencement of investment operations.

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Notes to Financial Statements Cont'd.

CLASS C                                                       SHARES          AMOUNT
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   3,271,233    $  39,345,027
Shares reacquired                                            (2,432,795)     (29,332,942)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   838,438    $  10,012,085
                                                            -----------    -------------
                                                            -----------    -------------
March 3, 1999(a) through October 31, 1999:
Shares sold                                                  10,842,964    $ 112,692,373
Shares reacquired                                              (963,633)     (10,448,107)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 9,879,331    $ 102,244,266
                                                            -----------    -------------
                                                            -----------    -------------
CLASS Z
----------------------------------------------------------
Year ended October 31, 2000:
Shares sold                                                   1,233,776    $  14,868,803
Shares reacquired                                              (986,072)     (12,037,247)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   247,704    $   2,831,556
                                                            -----------    -------------
                                                            -----------    -------------
March 3, 1999(a) through October 31, 1999:
Shares sold                                                   1,592,714    $  16,445,820
Shares reacquired                                              (386,650)      (4,194,853)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,206,064    $  12,250,967
                                                            -----------    -------------
                                                            -----------    -------------

---------------
(a) Commencement of investment operations.

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Financial Highlights

                                                                   CLASS A
                                                ---------------------------------------------
                                                        YEAR               MARCH 3, 1999(a)
                                                       ENDED                   THROUGH
                                                  OCTOBER 31, 2000         OCTOBER 31, 1999
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.27                 $  10.00
                                                      --------                 --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                       --(e)                  0.01
Net realized and unrealized gain on
   investment transactions                                1.14                     1.26
                                                      --------                 --------
      Total from investment operations                    1.14                     1.27
                                                      --------                 --------
Net asset value, end of period                        $  12.41                 $  11.27
                                                      --------                 --------
                                                      --------                 --------
TOTAL RETURN(b):                                         10.12%                   12.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $ 92,685                 $ 78,169
Average net assets (000)                              $ 91,064                 $ 66,701
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees(f)                             1.09%                    1.23%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                0.84%                    0.98%(c)
   Net investment income                                  0.03%                    0.09%(c)
For Class A, B, C and Z shares:
Portfolio turnover                                          94%                      67%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the period.
(e) Less than $.005 per share.
(f) The distributor of the Fund agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
    See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Financial Highlights Cont'd.

                                                                   CLASS B
                                                ---------------------------------------------
                                                        YEAR               MARCH 3, 1999(a)
                                                       ENDED                   THROUGH
                                                  OCTOBER 31, 2000         OCTOBER 31, 1999
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.22                 $  10.00
                                                    ----------               ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                      (0.09)                   (0.05)
Net realized and unrealized gain on
   investment transactions                                1.14                     1.27
                                                    ----------               ----------
      Total from investment operations                    1.05                     1.22
                                                    ----------               ----------
Net asset value, end of period                        $  12.27                 $  11.22
                                                    ----------               ----------
                                                    ----------               ----------
TOTAL RETURN(b):                                          9.36%                   12.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $214,700                 $175,129
Average net assets (000)                              $205,175                 $144,221
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                1.84%                    1.98%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                0.84%                    0.98%(c)
   Net investment income                                 (0.72)%                  (0.67)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the period.
                                          See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Financial Highlights Cont'd.

                                                                   CLASS C
                                                ---------------------------------------------
                                                        YEAR               MARCH 3, 1999(a)
                                                       ENDED                   THROUGH
                                                  OCTOBER 31, 2000         OCTOBER 31, 1999
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.22                 $  10.00
                                                    ----------               ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                      (0.09)                   (0.05)
Net realized and unrealized gain on
   investment transactions                                1.14                     1.27
                                                    ----------               ----------
      Total from investment operations                    1.05                     1.22
                                                    ----------               ----------
Net asset value, end of period                        $  12.27                 $  11.22
                                                    ----------               ----------
                                                    ----------               ----------
TOTAL RETURN(b):                                          9.36%                   12.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $131,554                 $110,895
Average net assets (000)                              $126,881                 $ 91,235
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                1.84%                    1.98%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                0.84%                    0.98%(c)
   Net investment income                                 (0.72)%                  (0.67)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the period.
    See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Financial Highlights Cont'd.

                                                                   CLASS Z
                                                ---------------------------------------------
                                                        YEAR               MARCH 3, 1999(a)
                                                       ENDED                   THROUGH
                                                  OCTOBER 31, 2000         OCTOBER 31, 1999
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
NET ASSET VALUE, BEGINNING OF YEAR                    $  11.30                 $  10.00
                                                      --------                 --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                     0.03                     0.02
Net realized and unrealized gain on
   investment transactions                                1.15                     1.28
                                                      --------                 --------
      Total from investment operations                    1.18                     1.30
                                                      --------                 --------
Net asset value, end of period                        $  12.48                 $  11.30
                                                      --------                 --------
                                                      --------                 --------
TOTAL RETURN(b):                                         10.44%                   13.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $ 18,167                 $ 13,653
Average net assets (000)                              $ 17,464                 $ 12,627
Ratios to average net assets(c):
   Expenses, including distribution and
      service (12b-1) fees                                0.84%                    0.98%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                0.84%                    0.98%(c)
   Net investment income                                  0.28%                    0.35%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on average shares outstanding during the period.
                                           See Notes to Financial Statements

       PRUDENTIAL TAX-MANAGED FUNDS       Prudential Tax-Managed Equity Fund
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Tax-Managed Funds--
Prudential Tax-Managed Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Managed Equity Fund (the "Fund") at October 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 15, 2000

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


VALUE OF $1.00 INVESTED ON
1/1/1926 THROUGH 12/31/2000  SMALL STOCKS  COMMON STOCKS  LONG-TERM BONDS  TREASURY BILLS  INFLATION
1926
1936
1946
1956
1966
1976
1986
2000                            $6,402.23      $2,586.52           $48.86          $16.56      $9.75

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1990 through 2000. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                '90    '91    '92    '93    '94    '95    '96    '97    '98     '99     '00
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                         8.5%  15.3%   7.2%  10.7%  (3.4)% 18.4%   2.7%   9.6%  10.0%  (2.56)%  13.52%
--------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                   10.7%  15.7%   7.0%   6.8%  (1.6)% 16.8%   5.4%   9.5%   7.0%   1.86%   11.16%
--------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                         7.1%  18.5%   8.7%  12.2%  (3.9)% 22.3%   3.3%  10.2%   8.6%  (1.96)%   9.39%
--------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
BONDS(4)                        (9.6)% 46.2%  15.8%  17.1%  (1.0)% 19.2%  11.4%  12.8%   1.6%   2.39%   (5.86)%
--------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                        15.3%  16.2%   4.8%  15.1%   6.0%  19.6%   4.1%  (4.3)%  5.3%  (5.07)%  (2.63)%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURNS PERCENT      24.9%  30.9%  11.0%  10.3%   9.9%   5.5%   8.7%  17.1%   8.4%   7.46%   19.10%

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5)SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2000. It does not represent the performance of any Prudential mutual fund.

AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS (12/31/85 - 12/31/00) IN U.S. DOLLARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SWEDEN       19.12%
HONG KONG    17.63%
SPAIN        17.30%
NETHERLAND   16.96%
FRANCE       16.08%
BELGIUM      15.65%
USA          15.08%
SWITZERLAND  14.91%
EUROPE       14.44%
U.K.         14.30%
DENMARK      13.93%
SING/MLYSIA  11.55%
GERMANY      11.09%
CANADA       10.71%
ITALY        10.49%
AUSTRALIA    10.09%
NORWAY        8.23%
JAPAN         6.55%
AUSTRIA       5.70%

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. Used with permission. Morgan Stanley Country indexes are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

    This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Composite Stock Price Index with and without reinvested dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CAPITAL APPRECIATION     CAPITAL APPRECIATION ONLY
      AND REINVESTING DIVIDENDS
1971
1974
1977
1980
1983
1986
1989
1992
1995
1998
2000                   $414,497                   $143,308

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL: $19.0 TRILLION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S.           50.6%
Europe         33.6%
Pacific Basin  13.4%
Canada          2.4%

Source: Morgan Stanley Capital International, December 31, 2000. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

    This chart below shows the historical volatility of general interest rates as measured by the long-term U.S. Treasury Bond.

           LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-2000)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1926  PLOT POINTS
1936
1946
1956
1966
1976
1986
1996
2000

                                    Year-End

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2000. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.